Exhibit 99.1

United States Bankruptcy Court

District of Delaware

In re	THE THAXTON GROUP	Case No.	03-13182 - 03-13213
Jointly Administered
		Reporting Period:	March-07

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank reconciliation ( or copies of Debtor’s bank reconciliations	MOR-1(CON’T)	X
Copies of bank statements			X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable			X
Accounts Receivable Reconciliations and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Robert Dunn	4/30/07
Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY

included in this filing

THE THAXTON GROUP

03-13182 - 03-13213	March 31, 2007

FED ID	Case Number

57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company

54-0925005	03-13185	EAGLE Premium Finance Company, Inc.

58-2358369	03-13186	TICO Premium Finance Company, Inc.

57-0926039	03-13187	Thaxton Insurance Group, Inc.

57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation

58-2358372	03-13191	TICO Credit Company, Inc.

56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.

57-1109035	03-13196	TICO Credit Company of Alabama, Inc.

62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.

57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.

57-1110723	03-13199	TICO Credit Company of Georgia, Inc.

31-4256360	03-13200	Modern Finance dba TICO Credit Company

31-0819992	03-13202	Modern Financial Services, Inc.

74-2873274	03-13182	TICO Credit Company

64-0560143	03-13201	TICO Credit Company

75-2714829	03-13203	TICO Credit Company

57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation

57-0997623	03-13205	Southern Management Corporation

62-1618281	03-13206	Southern Finance of Tennessee, Inc.

57-1002963	03-13211	Covington Credit of Texas, Inc.

57-1013036	03-13207	Southern Financial Management, Inc.

57-1094987	03-13208	Covington Credit, Inc.

58-1435012	03-13209	Covington Credit of Georgia, Inc.

57-0827143	03-13212	Southern Finance of South Carolina, Inc.

57-0857420	03-13213	Quick Credit Corporation, Inc.

57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.

27-9200069	03-13190	Modern Central Recovery

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	March-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	16,436,857	—			16,436,857	16,436,857	20,970,070	19,402,924
Receipts
Cash Sales
Accounts Receivable	8,983,690				8,983,690	8,983,690	493,637,394	446,249,636
Interest Income/Other Income	7,542,590				7,542,590	7,542,590	27,271,715	13,920,334
Additional Deposits/Tax Withheld					—	—	—	—
Other (Attach List)	—				—	—	46,302,400	—
Transfers between Accounts	(907,886)	907,886			—			—
Proceeds from the Sale of Assets
							—	—
Total Receipts	15,618,393	907,886	—	—	16,526,279	16,526,279	567,211,509	460,169,970
Disbursements
Gross Payroll/Payroll Taxes		907,886			907,886	907,886	101,606,573	84,945,944
Sales, Use & Other Taxes	41,780				41,780	41,780	1,982,797	119,481
Inventory Purchases					—	—	—	—
Secured/Rental/Leases	201,505				201,505	201,505	5,307,840	609,110
Insurance/Payroll WH paid from operating accounts	265,409				265,409	265,409	996,615	858,839
Marketing					—	—	—	—
Property Maintenance/Utilities					—	—	—	—
Other (Attach List)	1,199,558				1,199,558	1,199,558	82,880,046	76,481,236
					—	—
Loan Proceeds/Expenses Related To Loans/Insurance	6,430,851				6,430,851	6,430,851	257,359,907	252,107,655
					—	—	—
Deposits to Lenders	—				—	—	75,185,504	2,500,000
Professional fees - Carve-out	526,413				526,413	526,413	38,469,265	37,696,647
US Trustee Quarterly Fees	76,000				76,000	76,000	1,079,301	940,250
Court Costs					—	—	—
Proceeds to Lender for sale of business units				—		—
Fees associated with sale of business units				—
							—
Total Disbursements	8,741,517	907,886	—	—	9,649,403	9,649,403	564,867,846	456,259,161
Net Cash Flow
(Receipts less Disbursements)	6,876,876	—	—	—	6,876,876	6,876,876	2,343,662	3,910,809
Cash - End of Month	23,313,733	—	—	—	23,313,733	23,313,733	23,313,733	23,313,733
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE							(0)	(0)

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	0
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	0

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated		FOR INFORMATION PURPOSES ONLLY		JOINTLY ADMINISTERED
Monthly Court Report for	March - 07	JOINTLY ADMINISTERED		CASES 03 - 13182 - 03 - 13213
		HOLDING COMPANY	HOLDING COMPANY	HOLDING COMPANY

	Consolidated Totals	THAXTON GROUP,INC Corporate	Thaxton Operating Company All activity recorded at sub level	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated		Operating	Payroll	Other	Total
Beginning Cash Position	16,436,856.89	15,115,140.75	—		1,321,716.14	(0.00)		16,436,856.89		—	16,436,856.89

			—
TICO Cash Collected	—	—			—	—		—	—	—	—
SM Cash Collected	8,983,689.77	—			8,983,689.77	—		8,983,689.77	—	—	8,983,689.77
TIG Cash Collected	—	—			—	—		—	—	—	—
TPF Cash Collected	—	—			—	—		—	—	—	—
TCL Cash Collected	—	—			—	—		—	—	—	—
Other Income Collected	7,542,589.51	7,541,926.45			—	663.06		7,542,589.51	—	—	7,542,589.51
								—	—	—	—
Proceeds from the sales of the TICO Assets	—	—						—	—	—	—

SUBTOTAL	16,526,279.28	7,541,926.45	—	—	8,983,689.77	663.06	—	16,526,279.28	—	—	16,526,279.28

		—			—	—		—	—	—	—
	—				—	—		—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—			—	—		—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(0.00)	297,864.95			(304,633.50)	6,768.55		(907,886.23)	907,886.23	—	(0.00)
	—	—			—	—		—	—	—	—
	—				—	—		—	—	—	—

Total Cash Receipts and Transfers	16,526,279.28	7,839,791.40	—	—	8,679,056.27	7,431.61	—	15,618,393.05	907,886.23	—	16,526,279.28

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	6,197,710.66	—			6,197,710.66	—		6,197,710.66			6,197,710.66
Expenses related to Loans\Thaxton Insurance Group	233,140.13	—			233,237.63	(97.50)		233,140.13			233,140.13

Subtotal - Loans	6,430,850.79	—	—		6,430,948.29	(97.50)		6,430,850.79	—	—	6,430,850.79

		—			—	—		—
Cash Disbursements - Other	—	—			—	—		—
Advertising	64,414.86	—			64,414.86	—		64,414.86		—	64,414.86
Bank Charges	13,268.66	200.66			13,068.00	—		13,268.66	—	—	13,268.66
Claims Funding*	90,675.54	—			90,675.54	—		90,675.54		—	90,675.54
Company Auto	15,107.34	—			15,107.34	—		15,107.34	—	—	15,107.34
Computer Costs	35,646.88	3,306.00			32,340.88	—		35,646.88	—	—	35,646.88
Dues And Subscriptions	570.35	—			570.35	—		570.35	—	—	570.35
Equipment Rental	3,764.76	—			3,764.76	—		3,764.76	—	—	3,764.76
Fixed Assets	21,207.07	—			21,207.07	—		21,207.07	—	—	21,207.07
Forms & Printing	44,914.15	—			44,914.15	—		44,914.15	—	—	44,914.15
Insurance	265,409.27	120,206.97			145,202.30	—		265,409.27	—	—	265,409.27
Meals & Entertainment	46,971.55	—			46,971.55	—		46,971.55	—	—	46,971.55
Miscellaneous	3,454.22	—			3,454.22	—		3,454.22	—	—	3,454.22
Office Expense	10,412.13	850.38			9,561.75	—		10,412.13	—	—	10,412.13
Postage	38,857.18	424.71			38,432.47	—		38,857.18	—	—	38,857.18
Prepaid Software ABS	24,319.42	—			24,319.42	—		24,319.42	—	—	24,319.42
Professional Fees - Ordinary Course	58,622.79	49,373.05			9,019.70	230.04		58,622.79	—	—	58,622.79
Rent	201,505.09	4,343.50			197,161.59	—		201,505.09	—	—	201,505.09
Repairs & Maintenance	21,189.16	—			21,189.16	—		21,189.16	—	—	21,189.16
Seminars & Meetings	907.16	—			907.16	—		907.16	—	—	907.16
Taxes & Licenses	41,780.20	28,650.82			12,849.38	280.00		41,780.20	—	—	41,780.20
Telephone	79,057.07	1,905.18			77,151.89	—		79,057.07	—	—	79,057.07
Travel	70,895.69	—			70,895.69	—		70,895.69	—	—	70,895.69
Utilities	50,990.45	452.00			50,538.45	—		50,990.45	—	—	50,990.45
Interest to Finova	—	—			—	—		—	—	—	—
Payroll Paid TTG	19,238.13	12,219.06			—	7,019.07		—	19,238.13	—	19,238.13
Payroll Paid SMC	888,648.10	—			888,648.10	—		—	888,648.10	—	888,648.10
Restructuring Officer	60,000.00	60,000.00			—	—		60,000.00	—	—	60,000.00
Insurance Renewal	—	—			—	—		—	—	—	—
Credit Insurance Payments	273,682.28	—			273,682.28	—		273,682.28	—	—	273,682.28
Deposit to Lender	—	—			—	—		—	—	—	—
US Trustee	76,000.00	76,000.00			—	—		76,000.00	—	—	76,000.00
Bankruptcy Professionals	526,413.40	526,413.40			—	—		526,413.40	—	—	526,413.40
Other	127,439.04	866.00			126,573.04	—		127,439.04	—	—	127,439.04

Total Other Cash Disbursements	3,218,552.30	885,211.73	—		2,325,811.46	7,529.11		2,310,666.07	907,886.23	—	3,218,552.30

					—	—		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	9,649,403.09	885,211.73	—		8,756,759.75	7,431.61		8,741,516.86	907,886.23	—	9,649,403.09

	23,313,733.08	22,069,720.42	—		1,244,012.66	—		23,313,733.08	—	—	23,313,733.08

BANK ACCOUNT RECONCILED BALANCES:	23,313,733.08	22,069,720.42			1,244,012.66	(0.00)

I attest that the above bank statement balances have been reconciled to the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ Robert Dunn
Signature

Robert Dunn	4/30/07
Name and Date

President and Chief Restructuring Officer
Title

In re:	Case No.	03-13183
The Thaxton Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	March-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	885,211.73
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	885,211.73

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for	March-07	Case #	03-13183
FED ID#	57-0669498

	Consolidated Totals	Wachovia Money Market 2003207426123	Wachovia Voyager 2000029484346	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	15,115,140.75	5,774,610.61	—	9,340,530.14	—	15,115,140.75	—	—	15,115,140.75

	—						—	—	—
TICO Cash Collected	—				—	—	—	—	—
SM Cash Collected	—				—	—	—	—	—
TIG Cash Collected	—				—	—	—	—	—
TPF Cash Collected	—				—	—	—	—	—
TCL Cash Collected	—				—	—	—	—	—
Other Income Collected	7,541,926.45	10,545.74	7,510,015.18	21,365.53	—	7,541,926.45	—	—	7,541,926.45
Proceeds from the sales of the TICO Assets	—

SUBTOTAL	7,541,926.45	10,545.74	7,510,015.18	21,365.53	—	7,541,926.45	—	—	7,541,926.45

	—				—	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	297,864.95	—	—	285,645.89	12,219.06	285,645.89	12,219.06	—	297,864.95
	—							—	—
	—				—	—	—	—	—

Total Cash receipts	7,839,791.40	10,545.74	7,510,015.18	307,011.42	12,219.06	7,827,572.34	12,219.06	—	7,839,791.40

					—
Cash Disbursements - Loans					—
					—
Loan Proceeds Checks	—				—	—	—	—	—
Expenses related to Loans	—				—	—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

					—
					—
Cash Disbursements - Other					—
Advertising	—				—	—	—	—	—
Bank Charges	200.66	60.66		140.00		200.66	—	—	200.66
Claims Funding*	—			—		—	—	—	—
Company Auto	—			—		—	—	—	—
Computer Costs	3,306.00			3,306.00		3,306.00	—	—	3,306.00
Dues And Subscriptions	—			—		—	—	—	—
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	—			—		—	—	—	—
Fixed Assets	—			—		—	—	—	—
Forms & Printing	—			—		—	—	—	—
Insurance	120,206.97			120,206.97		120,206.97	—	—	120,206.97
Meals & Entertainment	—			—		—	—	—	—
Miscellaneous	—			—		—	—	—	—
Office Expense	850.38			850.38		850.38	—	—	850.38
Postage	424.71			424.71		424.71	—	—	424.71
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	—			—		—	—	—	—
Professional Fees-Ordinary Course	49,373.05			49,373.05		49,373.05	—	—	49,373.05
Rent	4,343.50			4,343.50		4,343.50	—	—	4,343.50
Repairs & Maintenance	—			—		—	—	—	—
Roadgard	—			—		—	—	—	—
Seminars & Meetings	—			—		—	—	—	—
Taxes & Licenses	28,650.82			28,650.82		28,650.82	—	—	28,650.82
Telephone	1,905.18			1,905.18		1,905.18	—	—	1,905.18
Temporary Agency Staff	—			—		—	—	—	—
Travel	—					—	—	—	—
Utilities	452.00			452		452.00	—	—	452.00
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	12,219.06		—		12,219.06	—	12,219.06	—	12,219.06
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	60,000.00			60,000.00		60,000.00	—	—	60,000.00
Insurance Renewal	—					—	—	—	—
Credit Insurance Payments	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	76,000.00			76,000		76,000.00	—	—	76,000.00
Bankruptcy Professionals	526,413.40			526,413		526,413.40	—	—	526,413.40
Other	866.00			866.00		866.00	—	—	866.00

Total Other Cash Disbursements	885,211.73	60.66	—	872,932.01	12,219.06	872,992.67	12,219.06	—	885,211.73

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	885,211.73	60.66	—	872,932.01	12,219.06	872,992.67	12,219.06	—	885,211.73

	22,069,720.42	5,785,095.69	7,510,015.18	8,774,609.55	—	22,069,720.42	—	—	22,069,720.42

Book Balance per bank rec.	22,069,720.42	5,785,095.69	7,510,015.18	8,774,609.55	—

In re:	Case No.	03-13184
Thaxton Operating Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	March-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Operating Company		Case #	03-13184	Case No.	01-10573
Monthly Court Report for	March-07
FED ID #	57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	-							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees - Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre - Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13186
TICO Premium Finance Company, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	March-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR -1

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM		03-13186	Case No.	03-13186
Monthly Court Report for	March-07
FED ID#	58-2358369

	Consolidated Totals	Wachovia Premium Escrow 2000022989068	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—			—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	—				—	—	—	—

SUBTOTAL	—	—	—	—		—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—		—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—					—	—	—	—
Expenses related to Loans	—					—	—	—	—

Subtotal - Loans	—	—	—	—		—			—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—		—	—	—	—

	—	—	—	—		—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	March-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

THE THAXTON GROUP
Cash Disbursements for EAGLE		Case No.	03-13185	Case No.	03-13185
Monthly Court Report for	March-07
FED ID#	54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13187
Thaxton Insurance Group, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	March-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group		Case #	03-13187	Case No.	03-13187
Monthly Court Report for	March-07
FED ID#	57-0926039

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	—				—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising	—				—			—
Bank Charges	—				—		—	—
Claims Funding*	—				—			—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—		—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—		—	—	—	—

	—	—	—		—	—	—	—

Book Balance per bank rec.	—		—

In re:	Case No.	03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	March-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commercial Lending		Case #	03-13188	Case No.	03-13188
Monthly Court Report for	March-07
FED ID#	57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—			—			—
Expenses related to Loans	—			—			—

Subtotal - Loans	—	—	—	—			—

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	—			—	—	—	—
Claims Funding*	—	—					—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—		—	—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13189
Paragon, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	March-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Paragon, Inc. - Inactive Company		Case #	03-13189	Case No.	03-13189
Monthly Court Report for	March-07
FED ID#	56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—		—	—

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP		Case No.	-
Monthly Court Report for	March-07
FED ID#

	Consolidated Totals	TICO-MS 03-13201	TICO-NC 03-13193	TICO-OH 03-13200	TICO-TN 03-13203	TICO-HQ 03-13195	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—	(0.00)	—	—	(0.00)	—	—	(0.00)

	—	—	—	—	—	—		—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	—	—	—	—	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—
Other Income Collected	663.06	613.06	—	50.00	—	—	663.06	—	—	663.06

SUBTOTAL	663.06	613.06	—	50.00	—	—	663.06	—	—	663.06

	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	6,768.55	(588.06)	55.00	82.54	200.00	7,019.07	(250.52)	7,019.07	—	6,768.55
	—	—	—	—	—	—	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—	—	—	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	7,431.61	25.00	55.00	132.54	200.00	7,019.07	412.54	7,019.07	—	7,431.61

		—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—
		—	—	—	—	—	—
Loan Proceeds Checks	—	—	—	—	—	—	—			—
Expenses related to Loans	(97.50)	—	—	(97.50)	—	—	(97.50)			(97.50)

Subtotal - Loans	(97.50)	—	—	(97.50)	—	—	(97.50)			(97.50)

		—	—	—	—	—	—			—
	—	—	—	—	—	—	—			—
Cash Disbursements - Other	—	—	—	—	—	—	—			—
Advertising	—	—	—	—	—	—	—			—
Bank Charges	—	—	—	—	—	—	—	—	—	—
Claims Funding*	—	—	—	—	—	—	—			—
Company Auto	—	—	—	—	—	—	—	—	—	—
Computer Costs	—	—	—	—	—	—	—	—	—	—
Dues And Subscriptions	—	—	—	—	—	—	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—	—
Equipment Rental	—	—	—	—	—	—	—	—	—	—
Fixed Assets	—	—	—	—	—	—	—	—	—	—
Forms & Printing	—	—	—	—	—	—	—	—	—	—
Insurance	—	—	—	—	—	—	—	—	—	—
Meals & Entertainment	—	—	—	—	—	—	—	—	—	—
Miscellaneous	—	—	—	—	—	—	—	—	—	—
Office Expense	—	—	—	—	—	—	—	—	—	—
Postage	—	—	—	—	—	—	—	—	—	—
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	—	—	—	—	—	—	—	—	—	—
Professional Fees-Ordinary Course	230.04	—	—	230.04	—	—	230.04	—	—	230.04
Rent	—	—	—	—	—	—	—	—	—	—
Repairs & Maintenance	—	—	—	—	—	—	—	—	—	—
Roadgard	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—	—	—	—	—	—
Taxes & Licenses	280.00	25.00	55.00	—	200.00	—	280.00	—	—	280.00
Telephone	—	—	—	—	—	—	—	—	—	—
Temporary Agency Staff	—	—	—	—	—	—	—	—	—	—
Travel	—	—	—	—	—	—	—	—	—	—
Utilities	—	—	—	—	—	—	—	—	—	—
Interest to Finova	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	7,019.07	—	—	—	—	7,019.07	—	7,019.07	—	7,019.07
Payroll Paid SMC	—	—	—	—	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	—	—	—	—	—	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—
Proceeds to Lender	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—
Other - payment to Investment Banker	—	—	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	7,529.11	25.00	55.00	230.04	200.00	7,019.07	510.04	7,019.07	—	7,529.11

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	7,431.61	25.00	55.00	132.54	200.00	7,019.07	412.54	7,019.07	—	7,431.61

		—	—	—	—	—

	—	—	—	(0.00)	—	—	(0.00)	—	—	(0.00)

		—	—	—	—	—
Book Balance per bank rec.	(0.00)	—	—	(0.00)	—	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS	WACHOVIA #2000014825101	WACHOVIA #2000014826087	Case No.	-
Monthly Court Report for	March-07
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	TICO-SC	TICO-TN	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	—	—

	—	—	—	—	—	—	—		—	—		—	—	—
TICO Cash Collected	—										—	—	—	—
SM Cash Collected	—									—	—	—	—	—
TIG Cash Collected	—									—	—	—	—	—
TPF Cash Collected	—									—	—	—	—	—
TCL Cash Collected	—									—	—	—	—	—
Other Income Collected	—									—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	412.54	—	—	—	25.00	55.00	132.54	—	200.00	—	412.54	—	—	412.54
Outstanding Checks	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—		—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	412.54	—	—	—	25.00	55.00	132.54	—	200.00	—	412.54	—	—	412.54

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks											—			—
Expenses related to Loans	(97.50)						(97.50)			—	(97.50)			(97.50)

Subtotal - Loans	(97.50)	—	—	—	—	—	(97.50)	—	—	—	(97.50)			(97.50)

		—	—	—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—	—	—			—
Cash Disbursements - Other			—	—	—	—	—	—	—	—	—			—
Advertising	—										—			—
Bank Charges	—										—	—	—	—
Claims Funding*	—										—			—
Company Auto	—										—	—	—	—
Computer Costs	—										—	—	—	—
Dues And Subscriptions	—										—	—	—	—
Employee Reimbursements - collections exp	—									—	—	—	—	—
Equipment Rental	—										—	—	—	—
Fixed Assets	—										—	—	—	—
Forms & Printing	—										—	—	—	—
Insurance	—										—	—	—	—
Meals & Entertainment	—										—	—	—	—
Miscellaneous	—									—	—	—	—	—
Office Expense	—										—	—	—	—
Postage	—										—	—	—	—
Prepaid Expenses	—										—	—	—	—
Prepaid Software ABS	—										—	—	—	—
Professional Fees-Ordinary Course	230.04						230.04				230.04	—	—	230.04
Rent	—										—	—	—	—
Repairs & Maintenance	—										—	—	—	—
Roadgard	—										—	—	—	—
Seminars & Meetings	—										—	—	—	—
Taxes & Licenses	280.00				25.00	55.00			200.00		280.00	—	—	280.00
Telephone	—										—	—	—	—
Temporary Agency Staff	—										—	—	—	—
Travel	—										—	—	—	—
Utilities	—										—	—	—	—
Interest to Finova	—										—	—	—	—
Payroll Paid TTG	—										—	—	—	—
Payroll Paid SMC	—										—	—	—	—
Restructuring Officer	—										—	—	—	—
Insurance Renewal	—										—	—	—	—
Credit Insurance Payments	—										—	—	—	—
Pre-Filing Prepays	—										—	—	—	—
Deposit to Lender	—										—	—	—	—
US Trustee	—										—	—	—	—
Bankruptcy Professionals	—										—	—	—	—
Other	—										—	—	—	—

Total Other Cash Disbursements	510.04	—	—	—	25.00	55.00	230.04	—	200.00	—	510.04	—	—	510.04

											—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	412.54	—	—	—	25.00	55.00	132.54	—	200.00	—	412.54	—	—	412.54

			—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—

			—	—	—	—	—	—	—	—
Book Balance per bank rec.	—		—							—

In re:	Case No.	03-13195
TICO Credit Corporation	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	March-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	7,019.07
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$7,019.07

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC		Case #	03-13195	Case No.	03-13195
Monthly Court Report for	March-07
FED ID#	56-2258083

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—		—

	—					—	—	—
TICO Cash Collected	—	—			—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	7,019.07		7,019.07		—	7,019.07	—	7,019.07
	—				—		—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	7,019.07	—	7,019.07	—	—	7,019.07	—	7,019.07

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—		—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

—
		—				—
Cash Disbursements - Other		—				—		—
Advertising	—	—			—	—		—
Bank Charges	—	—			—	—		—
Claims Funding*	—	—			—	—		—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees - Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova		—			—	—	—	—
Payroll Paid TTG	7,019.07	—	7,019.07		—	7,019.07	—	7,019.07
Payroll Paid SMC		—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	7,019.07	—	7,019.07	—	—	7,019.07	—	7,019.07

TOTAL ALL CASH DISBURSEMENTS	7,019.07	—	7,019.07	—	—	7,019.07	—	7,019.07

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	March-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA		Case #	03-13194	Case No.	03-13194
Monthly Court Report for	March-07
FED ID#	57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—	All Cash is included in TICO SC					—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	—			—			—	—	—	—
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	—			—			—	—	—	—
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	—			—			—	—	—	—
Temporary Agency Staff	—			—			—	—	—	—
Travel	—			—			—	—	—	—
Utilities	—			—			—	—	—	—
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	—			—			—	—	—	—
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
	—			—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	.		—	—	—

In re:	Case No.	03-13191
TICO Credit Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	March-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC		Case No.	03-13191	Case No.	03-13191
Monthly Court Report for	March-07
FED ID#	58-2358372

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

							—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	March-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA		Case No.	03-13196	Case No.	03-13196
Monthly Court Report for	March-07
FED ID#	57-1109035

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—		—

	—						—	—	—
TICO Cash Collected	—			—	—	—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—	—
	—					—	—		—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—				—	—		—
Expenses related to Loans	—	—				—	—		—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	—	—				—	—		—
Bank Charges	—	—		—		—	—		—
Claims Funding*	—	—							—
Company Auto	—	—				—	—	—	—
Computer Costs	—	—				—	—	—	—
Dues And Subscriptions	—	—				—	—	—	—
Employee Reimbursements - collections exp	—	—				—	—	—	—
Equipment Rental	—	—				—	—	—	—
Fixed Assets	—	—				—	—	—	—
Forms & Printing	—	—				—	—	—	—
Insurance	—	—				—	—	—	—
Meals & Entertainment	—	—				—	—	—	—
Miscellaneous	—	—				—	—	—	—
Office Expense	—	—				—	—	—	—
Postage	—	—				—	—	—	—
Prepaid Expenses	—	—				—	—	—	—
Prepaid Software ABS	—	—				—	—	—	—
Professional Fees-Ordinary Course	—	—				—	—	—	—
Rent	—	—				—	—	—	—
Repairs & Maintenance	—	—				—	—	—	—
Roadgard	—	—				—	—	—	—
Seminars & Meetings	—	—				—	—	—	—
Taxes & Licenses	—	—				—	—	—	—
Telephone	—	—				—	—	—	—
Temporary Agency Staff	—	—				—	—	—	—
Travel	—	—				—	—	—	—
Utilities	—	—				—	—	—	—
Interest to Finova	—	—				—	—	—	—
Payroll Paid TTG	—	—	—			—	—	—	—
Payroll Paid SMC	—	—				—	—	—	—
Restructuring Officer	—	—				—	—	—	—
Insurance Renewal	—	—				—	—	—	—
Voyager Payment	—	—				—	—	—	—
Pre-Filing Prepays	—	—				—	—	—	—
Deposit to Lender	—	—				—	—	—	—
US Trustee	—	—				—	—	—	—
Bankruptcy Professionals	—	—				—	—	—	—
Other	—	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—	—

In re:	Case No.	03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	March-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	55.00
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$55.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-NC		Case No.	03-13193	Case No.	03-13193
Monthly Court Report for	March-07
FED ID#	56-2058522

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	55.00	55.00	—		55.00	—	—	55.00
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	55.00	55.00	—		55.00	—	—	55.00

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	55.00	55.00			55.00	—	—	55.00
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—			—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	55.00	55.00	—	—	55.00	—	—	55.00

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	55.00	55.00	—	—	55.00	—	—	55.00

	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13182
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	March-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO -DELAWARE		Case No.	03-13182
Monthly Court Report for	March-07
FED ID #	74-2873274

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	National City 754211488		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

—
		—			—
Cash Disbursements - Other		—			—
Advertising	—	—			—	—	—	—
Bank Charges	—				—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees - Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—			—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre - Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	March-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.		Case #	03-13199	Case No.	03-13199
Monthly Court Report for	March-07
FED ID#	57-1110723

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other		—
Advertising	—	—			—			—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—			—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees - Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre - Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13200
Modern Finance dba TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	March-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	132.54
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$132.54

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD		Case No.	03-13200	Case No.	03-13200
Monthly Court Report for	March-07
FED ID#	31-4256360

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—		(0.00)	—	—	(0.00)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	(97.50)	(97.50)			(97.50)	—	—	(97.50)

Subtotal - Loans	(97.50)	(97.50)	—	—	(97.50)	—	—	(97.50)

Cash Disbursements - Other
Advertising		—
Bank Charges	—	—		—	—	—	—	—
Claims Funding*	—	—						—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	230.04	230.04			230.04	—	—	230.04
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	230.04	230.04	—	—	230.04	—	—	230.04

—

TOTAL ALL CASH DISBURSEMENTS	132.54	132.54	—	—	132.54	—	—	132.54

	(132.54)	(132.54)	—	—	(132.54)	—	—	(132.54)

Book Balance per bank rec.	(0.00)			—

In re:	Case No.	03-13190
Modern Central Recovery	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	March-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery		Case #	03-13190	Case No.	03-13190
Monthly Court Report for	March-07
FED ID#	27-9200069

	Consolidated Totals		WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—			—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
					—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	0.00	—	—

In re:	Case No.	03-13201
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	March-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	25.00
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$25.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI		Case No.	03-13201	Case No.	03-13201
Monthly Court Report for	March-07
FED ID#	64-0560143

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—			—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	613.06	613.06		613.06	—	—	613.06

SUBTOTAL	613.06	613.06	—	613.06	—	—	613.06

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(588.06)	(588.06)		(588.06)	—	—	(588.06)
	—			—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—			—	—	—	—
Holdback, Deposits and Escrows	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	25.00	25.00	—	25.00	—	—	25.00

Cash Disbursements - Loans
Loan Proceeds Checks	—	—		—	—	—	—
Expenses related to Loans	—	—		—	—	—	—

Subtotal - Loans	—	—		—	—	—	—

Cash Disbursements - Other	—
Advertising	—	—		—	—	—	—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—		—	—	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	25.00	25.00		25.00	—	—	25.00
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Proceeds to Lender	—			—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other - payment to Investment Banker	—			—	—	—	—

Total Other Cash Disbursements	25.00	25.00		25.00	—	—	25.00

TOTAL ALL CASH DISBURSEMENTS	25.00	25.00		25.00	—	—	25.00

	—	—		—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13203
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	March-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	200.00
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$200.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE		Case No.	03-13203	Case No.	03-13203
Monthly Court Report for	March-07
FED ID#	75-2714829

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Federal 163323989	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—

	—				—	—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	200.00	200.00	—	—	200.00	—	—	200.00
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	200.00	200.00	—	—	200.00	—	—	200.00

—
Cash Disbursements - Loans					—
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

—
—
Cash Disbursements - Other					—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	200.00	200.00			200.00	—	—	200.00
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	200.00	200.00	—	—	200.00	—	—	200.00

TOTAL ALL CASH DISBURSEMENTS	200.00	200.00	—	—	200.00	—	—	200.00

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—

In re:	Case No.	03-13197
TICO Credit Company of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	March-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT		Case #	03-13197	Case No.	03-13197
Monthly Court Report for	March-07
FED ID#	62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—		—				—	—	—	—
Claims Funding*	—	—		—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No.	03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	March-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT		Case #	03-13198	Case No.	03-13198
Monthly Court Report for	March-07
FED ID#	57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—		—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13202
Modern Financial Services, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	March-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB - Inactive	DORMANT	Case #	03-13202	Case No.	03-13202
Monthly Court Report for	March-07
FED ID#	31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13204
Thaxton Investment Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	March-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE THE FOLLOWING SECTION MUST BE COMPLETED
Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees								$0.00
FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company		Case No.	03-13204	Case No.	03-13204
Monthly Court Report for	March-07
FED ID#	57-1076628

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—					—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	No Activity - Holding Company - all activity recorded at subsidiary level.				—	—	—	—

SUBTOTAL	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges						—	—	—	—
Claims Funding*
Company Auto						—	—	—	—
Computer Costs						—	—	—	—
Dues And Subscriptions						—	—	—	—
Employee Reimbursements - collections exp						—	—	—	—
Equipment Rental						—	—	—	—
Fixed Assets						—	—	—	—
Forms & Printing						—	—	—	—
Insurance						—	—	—	—
Meals & Entertainment						—	—	—	—
Miscellaneous						—	—	—	—
Office Expense						—	—	—	—
Postage						—	—	—	—
Prepaid Expenses						—	—	—	—
Prepaid Software ABS						—	—	—	—
Professional Fees-Ordinary Course						—	—	—	—
Rent						—	—	—	—
Repairs & Maintenance						—	—	—	—

Roadgard						—	—	—	—
Seminars & Meetings						—	—	—	—
Taxes & Licenses						—	—	—	—
Telephone						—	—	—	—
Temporary Agency Staff						—	—	—	—
Travel						—	—	—	—
Utilities						—	—	—	—
Interest to Finova						—	—	—	—
Payroll Paid TTG						—	—	—	—
Payroll Paid SMC						—	—	—	—
Restructuring Officer						—	—	—	—
Insurance Renewal						—	—	—	—
Voyager Payment						—	—	—	—
Pre-Filing Prepays						—	—	—	—
Deposit to Lender						—	—	—	—
US Trustee						—	—	—	—
Bankruptcy Professionals						—	—	—	—
						—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

—

Book Balance per bank rec.	—

THE THAXTON GROUP
SUMMARY - SOUTHERN MANAGEMENT		Case No.	-
Monthly Court Report for	March-07
FED ID#

	Consolidated Totals	Covington Credit-OK 03-13208	Covington Credit of Texas 03-13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03-13209	Quick Credit 03-13213	Southern Finance of Tennessee 03-13206	Corporate HQ 03-13205	Operating	Payroll	Other	Total
Beginning Cash Position	1,321,716.14	76,114.64	487,518.42	684,668.91	46,439.65	—	144,641.59	(117,667.07)	1,321,716.14	—	—	1,321,716.14

	—	—	—	—	—	—	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	8,983,689.77	539,892.03	2,836,177.89	2,539,797.12	1,349,564.66	1,371,906.26	1,123,104.60	(776,752.79)	8,983,689.77	—	—	8,983,689.77
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	—	—	—	—	—	—	—	—	—	—	—	—

SUBTOTAL	8,983,689.77	539,892.03	2,836,177.89	2,539,797.12	1,349,564.66	1,371,906.26	1,123,104.60	(776,752.79)	8,983,689.77	—	—	8,983,689.77

	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—		—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(304,633.50)	(96,237.65)	(451,609.05)	6,855.51	(325,272.41)	(132,030.44)	(116,363.95)	810,024.49	(1,193,281.60)	888,648.10	—	(304,633.50)
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	8,679,056.27	443,654.38	2,384,568.84	2,546,652.63	1,024,292.25	1,239,875.82	1,006,740.65	33,271.70	7,790,408.17	888,648.10	—	8,679,056.27

		—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Loan Proceeds Checks	6,197,710.66	311,639.28	1,817,808.95	1,689,550.18	683,222.73	949,659.67	745,829.85	—	6,197,710.66			6,197,710.66
Expenses related to Loans	233,237.63	13,235.45	51,499.58	71,638.32	34,334.80	31,296.45	31,225.72	7.31	233,237.63			233,237.63

Subtotal - Loans	6,430,948.29	324,874.73	1,869,308.53	1,761,188.50	717,557.53	980,956.12	777,055.57	7.31	6,430,948.29			6,430,948.29

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	64,414.86	2,822.18	12,992.89	12,622.12	4,522.13	7,645.43	5,003.05	18,807.06	64,414.86			64,414.86
Bank Charges	13,068.00	—	—	—	—	—	—	13,068.00	13,068.00	—	—	13,068.00
Claims Funding*	90,675.54	1,391.64	19,509.15	11,469.14	7,155.75	16,957.20	23,951.33	10,241.33	90,675.54			90,675.54
Company Auto	15,107.34	418.53	1,887.44	5,946.45	2,682.98	—	1,112.35	3,059.59	15,107.34	—	—	15,107.34
Computer Costs	32,340.88	1,403.17	4,249.68	17,953.53	1,867.76	3,510.06	2,213.50	1,143.18	32,340.88	—	—	32,340.88
Dues And Subscriptions	570.35	—	—	20.35	—	—	550.00	—	570.35	—	—	570.35
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	3,764.76	—	98.72	—	—	—	—	3,666.04	3,764.76	—	—	3,764.76
Fixed Assets	21,207.07	4,777.23	1,657.00	1,049.99	500.00	—	5,823.73	7,399.12	21,207.07	—	—	21,207.07
Forms & Printing	44,914.15	3,118.56	14,676.60	9,785.22	5,419.76	4,892.48	4,800.21	2,221.32	44,914.15	—	—	44,914.15
Insurance	145,202.30	1,686.27	10,589.31	10,214.53	5,436.45	5,296.32	4,620.22	107,359.20	145,202.30	—	—	145,202.30
Meals & Entertainment	46,971.55	647.14	1,927.93	2,283.51	752.62	37.45	806.52	40,516.38	46,971.55	—	—	46,971.55
Miscellaneous	3,454.22	446.03	975.76	418.24	497.32	316.66	461.76	338.45	3,454.22	—	—	3,454.22
Office Expense	9,561.75	278.64	1,345.14	544.08	404.61	415.01	848.15	5,726.12	9,561.75	—	—	9,561.75
Postage	38,432.47	2,127.00	6,563.39	7,974.70	5,347.91	5,903.04	2,710.42	7,806.01	38,432.47	—	—	38,432.47
Prepaid Expenses	506.36	—	506.36	—	—	—	—	—	506.36	—	—	506.36
Prepaid Software ABS	24,319.42	—	—	—	—	—	—	24,319.42	24,319.42	—	—	24,319.42
Professional Fees-Ordinary Course	9,019.70	—	—	—	—	—	100.00	8,919.70	9,019.70	—	—	9,019.70
Rent	197,161.59	12,567.63	59,473.11	38,561.02	24,103.23	21,458.65	26,730.56	14,267.39	197,161.59	—	—	197,161.59
Repairs & Maintenance	21,189.16	719.22	5,937.33	3,963.04	—	2,190.61	2,048.59	6,330.37	21,189.16	—	—	21,189.16
Roadgard	42,684.00	—	21,342.00	—	21,342.00	—	—	—	42,684.00	—	—	42,684.00
Seminars & Meetings	907.16	—	—	679.50	—	—	—	227.66	907.16	—	—	907.16
Taxes & Licenses	12,849.38	510.00	220.21	1,596.46	8,759.47	1,504.24	234.00	25.00	12,849.38	—	—	12,849.38
Telephone	77,151.89	5,976.04	20,865.75	14,988.22	8,525.42	8,220.00	11,668.28	6,908.18	77,151.89	—	—	77,151.89
Temporary Agency Staff	—	—	—	—	—	—	—	—	—	—	—	—
Travel	70,895.69	2,861.77	5,792.80	1,375.80	1,419.17	—	1,713.90	57,732.25	70,895.69	—	—	70,895.69
Utilities	50,538.45	5,011.87	15,760.76	10,154.86	7,141.71	5,632.44	6,836.81	—	50,538.45	—	—	50,538.45
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	888,648.10	44,813.89	252,817.59	227,136.05	98,505.36	94,666.86	95,843.50	74,864.85	—	888,648.10	—	888,648.10
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	273,682.28	—	—	120,859.47	85,715.39	67,107.42	—	—	273,682.28	—	—	273,682.28
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	126,573.04	5,615.74	42,398.98	27,691.76	15,045.35	13,165.83	9,683.68	12,971.70	126,573.04	—	—	126,573.04

Total Other Cash Disburs -ements	2,325,811.46	97,192.55	501,587.90	527,288.04	305,144.39	258,919.70	207,760.56	427,918.32	1,437,163.36	888,648.10	—	2,325,811.46

		—	—		—				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	8,756,759.75	422,067.28	2,370,896.43	2,288,476.54	1,022,701.92	1,239,875.82	984,816.13	427,925.63	7,868,111.65	888,648.10	—	8,756,759.75

			—

	1,244,012.66	97,701.74	501,190.83	942,845.00	48,029.98	—	166,566.11	(512,321.00)	1,244,012.66	—	—	1,244,012.66

Book Balance per bank rec.	1,244,012.66	97,701.74	501,190.83	942,845.00	48,029.98	—	166,566.11	(512,321.00)

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp Consolidated		Wachovia 2000014825127
Monthly Court Report for	March-07	ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennessee	Alabama- NON FILER	CORPORATE HQ
Beginning Cash Position	(859,302.92)	—	—	—	—	—	—	—	(859,302.92)

	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—
SM Cash Collected	—
TIG Cash Collected	—		—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—
Other Income Collected	—		—	—	—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS OUTSTANDING CHECKS	— 8,214,160.16	377,253.39	2,118,078.84	2,061,340.49	926,616.58	1,145,208.96	888,972.63	331,728.73	364,960.54
Account # 2000014825127	—
Account #2079900430903	—
	—

Total Cash Receipts and Transfers	8,214,160.16	377,253.39	2,118,078.84	2,061,340.49	926,616.58	1,145,208.96	888,972.63	331,728.73	364,960.54

Cash Disbursements - Loans
Loan Proceeds Checks	6,495,261.86	311,639.28	1,817,808.95	1,689,550.18	683,222.73	949,659.67	745,829.85	297,551.20	—
Expenses related to Loans	237,671.88	13,235.45	51,499.58	71,638.32	34,334.80	31,296.45	31,225.72	4,434.25	7.31

Subtotal - Loans	6,732,933.74	324,874.73	1,869,308.53	1,761,188.50	717,557.53	980,956.12	777,055.57	301,985.45	7.31

Cash Disbursements - Other
Advertising	66,135.02	2,822.18	12,992.89	12,622.12	4,522.13	7,645.43	5,003.05	1,720.16	18,807.06
Bank Charges	13,068.00	—	—	—	—	—	—	—	13,068.00
Claims Funding*	95,300.25	1,391.64	19,509.15	11,469.14	7,155.75	16,957.20	23,951.33	4,624.71	10,241.33
Company Auto	16,641.26	418.53	1,887.44	5,946.45	2,682.98	—	1,112.35	1,533.92	3,059.59
Computer Costs	32,540.77	1,403.17	4,249.68	17,953.53	1,867.76	3,510.06	2,213.50	199.89	1,143.18
Dues And Subscriptions	570.35	—	—	20.35	—	—	550.00	—	—
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—
Equipment Rental	3,764.76	—	98.72	—	—	—	—	—	3,666.04
Fixed Assets	21,207.07	4,777.23	1,657.00	1,049.99	500.00	—	5,823.73	—	7,399.12
Forms & Printing	46,998.94	3,118.56	14,676.60	9,785.22	5,419.76	4,892.48	4,800.21	2,084.79	2,221.32
Insurance	146,025.07	1,686.27	10,589.31	10,214.53	5,436.45	5,296.32	4,620.22	822.77	107,359.20
Meals & Entertainment	47,470.67	647.14	1,927.93	2,283.51	752.62	37.45	806.52	499.12	40,516.38
Miscellaneous	3,457.22	446.03	975.76	418.24	497.32	316.66	461.76	3.00	338.45
Office Expense	9,974.82	278.64	1,345.14	544.08	404.61	415.01	848.15	413.07	5,726.12
Postage	40,017.35	2,127.00	6,563.39	7,974.70	5,347.91	5,903.04	2,710.42	1,584.88	7,806.01
Prepaid Expenses	506.36	—	506.36	—	—	—	—	—	—
Prepaid Software ABS	24,319.42	—	—	—	—	—	—	—	24,319.42
Professional Fees-Ordinary Course	9,019.70	—	—	—	—	—	100.00	—	8,919.70
Rent	206,237.15	12,567.63	59,473.11	38,561.02	24,103.23	21,458.65	26,730.56	9,075.56	14,267.39
Repairs & Maintenance	23,933.77	719.22	5,937.33	3,963.04	2,420.02	2,190.61	2,048.59	324.59	6,330.37
Roadgard	42,684.00	—	21,342.00	—	21,342.00	—	—	—	—
Seminars & Meetings	907.16	—	—	679.50	—	—	—	—	227.66
Taxes & Licenses	13,184.38	510.00	220.21	1,596.46	8,759.47	1,504.24	234.00	335.00	25.00
Telephone	79,937.98	5,976.04	20,865.75	14,988.22	8,525.42	8,220.00	11,668.28	2,786.09	6,908.18
Temporary Agency Staff	—	—	—	—	—	—	—	—	—
Travel	71,472.09	2,861.77	5,792.80	1,375.80	1,419.17	—	1,713.90	576.40	57,732.25
Utilities	52,130.53	5,011.87	15,760.76	10,154.86	7,141.71	5,632.44	6,836.81	1,592.08	—
Interest to Finova	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—
	—
Restructuring Officer	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—
Credit Insurance Carrier	273,682.28	—	—	120,859.47	85,715.39	67,107.42	—	—	—
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—
Other	128,140.29	5,615.74	42,398.98	27,691.76	15,045.35	13,165.83	9,683.68	1,567.25	12,971.70

Total Other Cash Disbursements	1,469,326.66	52,378.66	248,770.31	300,151.99	209,059.05	164,252.84	111,917.06	29,743.28	353,053.47

TOTAL ALL CASH DISBURSEMENTS	8,202,260.40	377,253.39	2,118,078.84	2,061,340.49	926,616.58	1,145,208.96	888,972.63	331,728.73	353,060.78

	(847,403.16)	—	—	—	—	—	—	—	(847,403.16)

Book Balance per bank rec.		—	—		—	—			(847,403.16)

In re:	Case No.	03-13208
Covington Credit, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	March-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	422,067.28
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$422,067.28

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc		Case No.	03-13208	Case No.	03-13208
Monthly Court Report for	March-07
FED ID#	57-1094987

	Consolidated Totals	Arvest Bank 11682857	Arvest Bank 11275222	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Central National 212407	ARVEST 11860459	ARVEST 570344986		Operating	Payroll	Other
Beginning Cash Position	76,114.64	12,467.72	5,802.74	13,709.21	11,785.81	5,861.75	—	—	12,253.87	8,613.21	5,620.33		76,114.64	—	—

	—												—	—	—
TICO Cash Collected	—												—	—	—
SM Cash Collected	539,892.03	43,202.66	27,708.76	49,795.29	39,618.27	44,109.13	194,502.41		56,187.57	39,283.26	45,484.68		539,892.03	—	—
TIG Cash Collected	—												—	—	—
TPF Cash Collected	—												—	—	—
TCL Cash Collected	—												—	—	—
Other Income Collected	—												—	—	—

SUBTOTAL	539,892.03	43,202.66	27,708.76	49,795.29	39,618.27	44,109.13	194,502.41	—	56,187.57	39,283.26	45,484.68	—	539,892.03	—	—

	—												—	—	—
	—												—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(96,237.65)	(41,394.86)	(24,846.15)	(44,969.27)	(36,294.14)	(39,666.55)	182,750.98	44,813.89	(57,157.57)	(36,653.74)	(42,820.24)		(96,237.65)	—	—
	—												—	—	—
	—												—	—	—

Total Cash Receipts and Transfers	443,654.38	1,807.80	2,862.61	4,826.02	3,324.13	4,442.58	377,253.39	44,813.89	(970.00)	2,629.52	2,664.44	—	398,840.49	44,813.89	—

													—	—
Cash Disbursements - Loans													—	—
													—	—
Loan Proceeds Checks	311,639.28						311,639.28						311,639.28	—
Expenses related to Loans	13,235.45						13,235.45						13,235.45	—

Subtotal - Loans	324,874.73	—	—	—	—	—	324,874.73	—	—	—	—		324,874.73	—	—

													—	—
													—	—
Cash Disbursements - Other	—												—	—
Advertising	2,822.18						2,822.18						2,822.18	—
Bank Charges	—						—						—	—	—
Claims Funding*	1,391.64						1,391.64						1,391.64	—
Company Auto	418.53						418.53						418.53	—	—
Computer Costs	1,403.17						1,403.17						1,403.17	—	—
Dues And Subscriptions	—						—						—	—	—
Employee Reimbursements - collections exp	—						—						—	—	—
Equipment Rental	—						—						—	—	—
Fixed Assets	4,777.23						4,777.23						4,777.23	—	—
Forms & Printing	3,118.56						3,118.56						3,118.56	—	—
Insurance	1,686.27						1,686.27						1,686.27	—	—
Meals & Entertainment	647.14						647.14						647.14	—	—
Miscellaneous	446.03						446.03						446.03	—	—
Office Expense	278.64						278.64						278.64	—	—
Postage	2,127.00						2,127.00						2,127.00	—	—
Prepaid Expenses	—						—						—	—	—
Prepaid Software ABS	—						—						—	—	—
Professional Fees-Ordinary Course	—						—						—	—	—
Rent	12,567.63						12,567.63						12,567.63	—	—
Repairs & Maintenance	719.22						719.22						719.22	—	—
Roadgard	—						—						—	—	—
Seminars & Meetings	—						—						—	—	—
Taxes & Licenses	510.00						510.00						510.00	—	—
Telephone	5,976.04						5,976.04						5,976.04	—	—
Temporary Agency Staff	—						—						—	—	—
Travel	2,861.77						2,861.77						2,861.77	—	—
Utilities	5,011.87						5,011.87						5,011.87	—	—
Interest to Finova	—						—						—	—	—
Payroll Paid TTG	—						—						—	—	—
Payroll Paid SMC	44,813.89						—	44,813.89					—	44,813.89	—
Restructuring Officer	—						—						—	—	—
Insurance Renewal	—						—						—	—	—
Voyager Payment	—						—						—	—	—
Pre-Filing Prepays	—						—						—	—	—
Deposit to Lender	—						—						—	—	—
US Trustee	—						—						—	—	—
Bankruptcy Professionals	—						—						—	—	—
Other	5,615.74						5,615.74						5,615.74	—	—

Total Other Cash Disbursements	97,192.55	—	—	—	—	—	52,378.66	44,813.89	—	—	—		52,378.66	44,813.89	—

													—	—	—

TOTAL ALL CASH DISBURSEMENTS	422,067.28	—	—	—	—	—	377,253.39	44,813.89	—	—	—		377,253.39	44,813.89	—

	97,701.74	14,275.52	8,665.35	18,535.23	15,109.94	10,304.33	—	—	11,283.87	11,242.73	8,284.77		97,701.74	—	—

Ending Bank Balance per bank rec.	97,701.74	14,275.52	8,665.35	18,535.23	15,109.94	10,304.33			11,283.87	11,242.73	8,284.77

In re:	Case No.	03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	March-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,288,476.54
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,288,476.54

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance -SC		Case #	03-13212	Case No.	03-13212
Monthly Court Report for	March-07
FED ID#	57-0827143

	Conso- lidated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004 702501	BB&T 51258 15210	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACH- OVIA DISBUR- SEMENT ACCOUNTS	WACH- OVIA PAYROLL ACCOUNTS	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmetto Bank 11055855	Operating	Payroll	Other	Total
Beginning Cash Position	684,668.91	10,090.15	10,095.48	5,966.86	580,858.42	15,507.26		—	12,562.42	10,560.23	39,028.09	684,668.91	—	—	684,668.91

	—												—	—	—
TICO Cash Collected	—											—	—	—	—
SM Cash Collected	2,539,797.12	52,903.73	67,081.47	50,700.94	2,238,427.11	87,666.28	(299,352.41)		69,426.35	70,295.09	202,648.56	2,539,797.12	—	—	2,539,797.12
TIG Cash Collected	—											—	—	—	—
TPF Cash Collected	—											—	—	—	—
TCL Cash Collected	—											—	—	—	—
Other Income Collected	—											—	—	—	—

SUBTOTAL	2,539,797.12	52,903.73	67,081.47	50,700.94	2,238,427.11	87,666.28	(299,352.41)	—	69,426.35	70,295.09	202,648.56	2,539,797.12	—	—	2,539,797.12

	—											—	—	—	—
	—											—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	6,855.51	(50,620.09)	(62,424.81)	(48,704.39)	(2,010,720.90)	(82,810.96)	2,360,692.90	227,136.05	(66,823.50)	(67,215.99)	(191,652.80)	(220,280.54)	227,136.05	—	6,855.51
	—											—	—	—	—
	—											—	—	—	—

Total Cash Receipts and Transfers	2,546,652.63	2,283.64	4,656.66	1,996.55	227,706.21	4,855.32	2,061,340.49	227,136.05	2,602.85	3,079.10	10,995.76	2,319,516.58	227,136.05	—	2,546,652.63

												—
Cash Disbursements - Loans												—
												—
Loan Proceeds Checks	1,689,550.18						1,689,550.18					1,689,550.18			1,689,550.18
Expenses related to Loans	71,638.32						71,638.32					71,638.32			71,638.32

Subtotal - Loans	1,761,188.50						1,761,188.50					1,761,188.50			1,761,188.50

												—
												—
Cash Disbursements - Other												—
Advertising	12,622.12						12,622.12					12,622.12			12,622.12
Bank Charges	—											—	—	—	—
Claims Funding*	11,469.14						11,469.14					11,469.14			11,469.14
Company Auto	5,946.45						5,946.45					5,946.45	—	—	5,946.45
Computer Costs	17,953.53						17,953.53					17,953.53	—	—	17,953.53
Dues And Subscriptions	20.35						20.35					20.35	—	—	20.35
Employee Reimbursements - collections exp	—						—					—	—	—	—
Equipment Rental	—						—					—	—	—	—
Fixed Assets	1,049.99						1,049.99					1,049.99	—	—	1,049.99
Forms & Printing	9,785.22						9,785.22					9,785.22	—	—	9,785.22
Insurance	10,214.53						10,214.53					10,214.53	—	—	10,214.53
Meals & Entertainment	2,283.51						2,283.51					2,283.51	—	—	2,283.51
Miscellaneous	418.24						418.24					418.24	—	—	418.24
Office Expense	544.08						544.08					544.08	—	—	544.08
Postage	7,974.70						7,974.70					7,974.70	—	—	7,974.70
Prepaid Expenses	—						—					—	—	—	—
Prepaid Software ABS	—						—					—	—	—	—
Professional Fees-Ordinary Course	—						—					—	—	—	—
Rent	38,561.02						38,561.02					38,561.02	—	—	38,561.02
Repairs & Maintenance	3,963.04						3,963.04					3,963.04	—	—	3,963.04
Roadgard	—						—					—	—	—	—
Seminars & Meetings	679.50						679.50					679.50	—	—	679.50
Taxes & Licenses	1,596.46						1,596.46					1,596.46	—	—	1,596.46
Telephone	14,988.22						14,988.22					14,988.22	—	—	14,988.22
Temporary Agency Staff	—						—					—	—	—	—
Travel	1,375.80						1,375.80					1,375.80	—	—	1,375.80
Utilities	10,154.86						10,154.86					10,154.86	—	—	10,154.86
Interest to Finova	—						—					—	—	—	—
Payroll Paid TTG	—						—					—	—	—	—
Payroll Paid SMC	227,136.05						—	227,136.05				—	227,136.05	—	227,136.05
Restructuring Officer	—						—					—	—	—	—
Insurance Renewal	—						—					—	—	—	—
Voyager Payment	120,859.47						120,859.47					120,859.47	—	—	120,859.47
Pre-Filing Prepays	—						—					—	—	—	—
Deposit to Lender	—						—					—	—	—	—
US Trustee	—						—					—	—	—	—
Bankruptcy Professionals	—						—					—	—	—	—
Other	27,691.76						27,691.76					27,691.76	—	—	27,691.76

Total Other Cash Disburs ements	527,288.04	—	—	—	—	—	300,151.99	227,136.05	—	—	—	527,288.04	—	—	527,288.04

												—	—	—	—

TOTAL ALL CASH DISBURS- EMENTS	2,288,476.54	—	—	—	—	—	2,061,340.49	227,136.05	—	—	—	2,061,340.49	227,136.05	—	2,288,476.54

	942,845.00	12,373.79	14,752.14	7,963.41	808,564.63	20,362.58	—	—	15,165.27	13,639.33	50,023.85	942,845.00	—	—	942,845.00

Book Balance per bank rec.	942,845.00	12,373.79	14,752.14	7,963.41	808,564.63	20,362.58			15,165.27	13,639.33	50,023.85

In re:	Case No.	03-13211
Covington Credit of Texas, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	March-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,370,896.43
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$2,370,896.43

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas		Case #	03-13211
Monthly Court Report for	March-07
FED ID#	57-1002963

	Consoli- dated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 1002218089	American National Bank 0010944	Houston Comm Bank 52833	First National Bank 81547	Bank Trust 3067993
Beginning Cash Position	487,518.42	8,563.71	11,608.79	10,907.62	12,409.43	5,349.85	4,294.74	9,729.61

	—
TICO Cash Collected	—
SM Cash Collected	2,836,177.89	45,828.02	56,219.87	54,862.11	63,615.04	25,121.57	22,284.01	51,749.28
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,836,177.89	45,828.02	56,219.87	54,862.11	63,615.04	25,121.57	22,284.01	51,749.28

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(451,609.05)	(45,042.68)	(57,074.05)	(56,556.54)	(62,001.34)	(24,532.60)	(20,444.35)	(48,722.09)
	—
	—
	—
	—

Total Cash Receipts and Transfers	2,384,568.84	785.34	(854.18)	(1,694.43)	1,613.70	588.97	1,839.66	3,027.19

Cash Disbursements - Loans
Loan Proceeds Checks	1,817,808.95
Expenses related to Loans	51,499.58

Subtotal - Loans	1,869,308.53	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	12,992.89
Bank Charges	—
Claims Funding*	19,509.15
Company Auto	1,887.44
Computer Costs	4,249.68
Dues And Subscriptions	—
Employee Reimbursements - collections exp	—
Equipment Rental	98.72
Fixed Assets	1,657.00
Forms & Printing	14,676.60
Insurance	10,589.31
Meals & Entertainment	1,927.93
Miscellaneous	975.76
Office Expense	1,345.14
Postage	6,563.39
Prepaid Expenses	506.36
Prepaid Software ABS	—
Professional Fees-Ordinary Course	—
Rent	59,473.11
Repairs & Maintenance	5,937.33
Roadgard	21,342.00
Seminars & Meetings	—
Taxes & Licenses	220.21
Telephone	20,865.75
Temporary Agency Staff	—
Travel	5,792.80
Utilities	15,760.76
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	252,817.59
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	42,398.98

Total Other Cash Disburs -ements	501,587.90	—	—	—	—	—	—	—

TOTAL ALL CASH DISBUR -SEMENTS	2,370,896.43	—	—	—	—	—	—	—

	501,190.83	9,349.05	10,754.61	9,213.19	14,023.13	5,938.82	6,134.40	12,756.80

Book Balance per bank rec.	501,190.83	9,349.05	10,754.61	9,213.19	14,023.13	5,938.82	6,134.40	12,756.80

	State Bank of Texas 168262	Bank of Texas 3000010649	Texas State Bank 100102889	First State Bank 2702488	Frost National Bank 460020362	Hibernia National Bank 04122623	Interna- tional Bank of Commerce 9004201	Kleberg First National Bank 123390
Beginning Cash Position	7,781.51	10,323.25	11,449.29	5,968.61	6,521.48	5,254.98	146,218.15	13,480.19

TICO Cash Collected
SM Cash Collected	31,730.27	46,692.98	73,235.04	51,217.25	40,019.27	37,575.30	712,345.64	75,838.31
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	31,730.27	46,692.98	73,235.04	51,217.25	40,019.27	37,575.30	712,345.64	75,838.31

GENERAL LEDGER DEPOSITS AND TRANSFERS	(31,544.29)	(45,874.63)	(70,159.14)	(49,731.92)	(40,642.79)	(36,654.59)	(725,693.91)	(74,140.23)
		—

Total Cash Receipts and Transfers	185.98	818.35	3,075.90	1,485.33	(623.52)	920.71	(13,348.27)	1,698.08

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disburs -ements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBUR -SEMENTS	—	—	—	—	—	—	—	—

	7,967.49	11,141.60	14,525.19	7,453.94	5,897.96	6,175.69	132,869.88	15,178.27

Book Balance per bank rec.	7,967.49	11,141.60	14,525.19	7,453.94	5,897.96	6,175.69	132,869.88	15,178.27

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#

	Pros- perity Bank 2102872900	Liberty National Bank 126979	Pros- perity Bank 2794981	Pros- perity Bank 2795011	Pros- perity Bank 2795791	Pros- perity Bank 75137494	Com- munity Bank & Trust 11798527	Guaranty Bank 380-3594062
Beginning Cash Position	8,532.46	10,068.53	7,112.44	9,875.31	9,092.84	6,456.14	8,096.31	9,952.34

TICO Cash Collected					—
SM Cash Collected	51,334.86	44,091.30	41,411.01	59,466.70	61,719.22	36,506.21	50,513.64	45,359.54
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected					—
Other Income Collected

SUBTOTAL	51,334.86	44,091.30	41,411.01	59,466.70	61,719.22	36,506.21	50,513.64	45,359.54

GENERAL LEDGER DEPOSITS AND TRANSFERS	(51,054.69)	(45,273.85)	(39,443.92)	(60,673.03)	(61,057.22)	(35,400.72)	(49,430.92)	(47,729.41)

Total Cash Receipts and Transfers	280.17	(1,182.55)	1,967.09	(1,206.33)	662.00	1,105.49	1,082.72	(2,369.87)

Cash Disbursements-Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal-Loans	—	—	—	—	—	—	—	—

Cash Disbursements-Other
Advertising
Bank Charges					—
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements-collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	8,812.63	8,885.98	9,079.53	8,668.98	9,754.84	7,561.63	9,179.03	7,582.47

Book Balance per bank rec.	8,812.63	8,885.98	9,079.53	8,668.98	9,754.84	7,561.63	9,179.03	7,582.47

	1st National 79921	1st National 325149301	Guaranty Bank 380-3594559	Guaranty Bank 380-3594542	Guaranty Bank 380-3594153	Capital City 2931314501	Citizens 8041871	WACHOVIA DISBU- RSEMENT ACCOUNTS
Beginning Cash Position	9,307.92	9,334.90	8,212.28	10,304.07	5,598.77	—	11,744.68	—

TICO Cash Collected
SM Cash Collected	62,625.58	50,090.64	57,919.01	49,553.37	37,071.95	0.00	53,842.51	394,961.81
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	62,625.58	50,090.64	57,919.01	49,553.37	37,071.95	—	53,842.51	394,961.81

GENERAL LEDGER DEPOSITS AND TRANSFERS	(62,438.94)	(44,809.46)	(58,752.03)	(50,863.89)	(37,674.65)	—	(57,034.91)	1,723,117.03

Total Cash Receipts and Transfers	186.64	5,281.18	(833.02)	(1,310.52)	(602.70)	—	(3,192.40)	2,118,078.84

Cash Disbursements-Loans
Loan Proceeds Checks								1,817,808.95
Expenses related to Loans								51,499.58

Subtotal-Loans	—	—	—	—	—	—	—	1,869,308.53

Cash Disbursements-Other
Advertising								12,992.89
Bank Charges	—	—	—	—
Claims Funding*								19,509.15
Company Auto								1,887.44
Computer Costs								4,249.68
Dues And Subscriptions								—
Employee Reimbursements-collections exp								—
Equipment Rental								98.72
Fixed Assets								1,657.00
Forms & Printing								14,676.60
Insurance								10,589.31
Meals & Entertainment								1,927.93
Miscellaneous								975.76
Office Expense								1,345.14
Postage								6,563.39
Prepaid Expenses								506.36
Prepaid Software ABS								—
Professional Fees-Ordinary Course								—
Rent								59,473.11
Repairs & Maintenance								5,937.33
Roadgard								21,342.00
Seminars & Meetings								—
Taxes & Licenses								220.21
Telephone								20,865.75
Temporary Agency Staff								—
Travel								5,792.80
Utilities								15,760.76
Interest to Finova								—
Payroll Paid TTG								—
Payroll Paid SMC
Restructuring Officer								—
Insurance Renewal								—
Voyager Payment								—
Pre-Filing Prepays								—
Deposit to Lender								—
US Trustee								—
Bankruptcy Professionals								—
Other								42,398.98

Total Other Cash Disbursements	—	—	—	—	—	—	—	248,770.31

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	2,118,078.84

	9,494.56	14,616.08	7,379.26	8,993.55	4,996.07	—	8,552.28	—

Book Balance per bank rec.	9,494.56	14,616.08	7,379.26	8,993.55	4,996.07	—	8,552.28	—

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case #	03-13211
Monthly Court Report for
FED ID#

	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo 4231233624	Wells Fargo 4231337470	Wells Fargo 5505312659	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First National Bank Texas 001100998	Operating	Payroll	Other	Total
Beginning Cash Position	—	9,871.50	6,605.22	4,496.39	7,759.74	—	8,645.53	56,589.84	487,518.42	—	—	487,518.42

										—	—	—
TICO Cash Collected									—	—	—	—
SM Cash Collected		56,341.95	54,110.34	41,596.02	48,341.43	—	55,788.23	95,198.61	2,836,177.89	—	—	2,836,177.89
TIG Cash Collected									—	—	—	—
TPF Cash Collected									—	—	—	—
TCL Cash Collected									—	—	—	—
Other Income Collected									—	—	—	—

SUBTOTAL	—	56,341.95	54,110.34	41,596.02	48,341.43	—	55,788.23	95,198.61	2,836,177.89	—	—	2,836,177.89

									—	—	—	—
									—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	252,817.59	(56,835.92)	(50,144.28)	(39,149.88)	(48,980.52)	—	(55,938.45)	(86,041.83)	(704,426.64)	252,817.59	—	(451,609.05)
									—	—	—	—
									—	—	—	—
									—	—	—	—
									—	—	—	—

Total Cash Receipts and Transfers	252,817.59	(493.97)	3,966.06	2,446.14	(639.09)	—	(150.22)	9,156.78	2,131,751.25	252,817.59	—	2,384,568.84

										—
Cash Disbursements-Loans										—
									—	—
Loan Proceeds Checks									1,817,808.95	—		1,817,808.95
Expenses related to Loans									51,499.58	—		51,499.58

Subtotal-Loans	—	—	—	—	—	—	—	—	1,869,308.53	—	—	1,869,308.53

										—
										—
Cash Disbursements-Other										—
Advertising									12,992.89	—	—	12,992.89
Bank Charges								—	—		—	—
Claims Funding*									19,509.15	—		19,509.15
Company Auto									1,887.44	—	—	1,887.44
Computer Costs									4,249.68	—	—	4,249.68
Dues And Subscriptions									—	—	—	—
Employee Reimbursements-collections exp									—	—	—	—
Equipment Rental									98.72	—	—	98.72
Fixed Assets									1,657.00	—	—	1,657.00
Forms & Printing									14,676.60	—	—	14,676.60
Insurance									10,589.31	—	—	10,589.31
Meals & Entertainment									1,927.93	—	—	1,927.93
Miscellaneous									975.76	—	—	975.76
Office Expense									1,345.14	—	—	1,345.14
Postage									6,563.39	—	—	6,563.39
Prepaid Expenses									506.36	—	—	506.36
Prepaid Software ABS									—	—	—	—
Professional Fees-Ordinary Course									—	—	—	—
Rent									59,473.11	—	—	59,473.11
Repairs & Maintenance									5,937.33	—	—	5,937.33
Roadgard									21,342.00	—	—	21,342.00
Seminars & Meetings									—	—	—	—
Taxes & Licenses									220.21	—	—	220.21
Telephone									20,865.75	—	—	20,865.75
Temporary Agency Staff									—	—	—	—
Travel									5,792.80	—	—	5,792.80
Utilities									15,760.76	—	—	15,760.76
Interest to Finova									—	—	—	—
Payroll Paid TTG									—	—	—	—
Payroll Paid SMC	252,817.59								—	252,817.59	—	252,817.59
Restructuring Officer									—	—	—	—
Insurance Renewal									—	—	—	—
Voyager Payment									—	—	—	—
Pre-Filing Prepays									—	—	—	—
Deposit to Lender									—	—	—	—
US Trustee									—	—	—	—
Bankruptcy Professionals									—	—	—	—
Other									42,398.98	—	—	42,398.98

Total Other Cash Disbursements	252,817.59	—	—	—	—	—	—	—	248,770.31	252,817.59	—	501,587.90

									—		—	—

TOTAL ALL CASH DISBURSEMENTS	252,817.59	—	—	—	—	—	—	—	2,118,078.84	252,817.59	—	2,370,896.43

	—	9,377.53	10,571.28	6,942.53	7,120.65	—	8,495.31	65,746.62	501,190.83	—	—	501,190.83

Book Balance per bank rec.		9,377.53	10,571.28	6,942.53	7,120.65	—	8,495.31	65,746.62

In re:	Case No.	03-13213
Quick Credit Corporation, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	March-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,239,875.82
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,239,875.82

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.		03-13213	Case No.	03-13213
Monthly Court Report for	March-07
FED ID#	57-0857420

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	1,371,906.26	1,371,906.26		1,371,906.26	—	—	1,371,906.26
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	1,371,906.26	1,371,906.26	—	1,371,906.26	—	—	1,371,906.26

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(132,030.44)	(226,697.30)	94,666.86	(226,697.30)	94,666.86	—	(132,030.44)
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	1,239,875.82	1,145,208.96	94,666.86	1,145,208.96	94,666.86	—	1,239,875.82

Cash Disbursements - Loans
Loan Proceeds Checks	949,659.67	949,659.67		949,659.67			949,659.67
Expenses related to Loans	31,296.45	31,296.45		31,296.45			31,296.45

Subtotal - Loans	980,956.12	980,956.12	—	980,956.12	—	—	980,956.12

		—		—			—
		—		—			—
Cash Disbursements - Other		—		—			—
Advertising	7,645.43	7,645.43		7,645.43			7,645.43
Bank Charges	—	—		—	—	—	—
Claims Funding*	16,957.20	16,957.20		16,957.20			16,957.20
Company Auto	—	—		—	—	—	—
Computer Costs	3,510.06	3,510.06		3,510.06	—	—	3,510.06
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	4,892.48	4,892.48		4,892.48	—	—	4,892.48
Insurance	5,296.32	5,296.32		5,296.32	—	—	5,296.32
Meals & Entertainment	37.45	37.45		37.45	—	—	37.45
Miscellaneous	316.66	316.66		316.66	—	—	316.66
Office Expense	415.01	415.01		415.01	—	—	415.01
Postage	5,903.04	5,903.04		5,903.04	—	—	5,903.04
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	21,458.65	21,458.65		21,458.65	—	—	21,458.65
Repairs & Maintenance	2,190.61	2,190.61		2,190.61	—	—	2,190.61
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	1,504.24	1,504.24		1,504.24	—	—	1,504.24
Telephone	8,220.00	8,220.00		8,220.00	—	—	8,220.00
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	5,632.44	5,632.44		5,632.44	—	—	5,632.44
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	94,666.86	—	94,666.86	—	94,666.86	—	94,666.86
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	67,107.42	67,107.42		67,107.42	—	—	67,107.42
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	13,165.83	13,165.83		13,165.83	—	—	13,165.83

Total Other Cash Disbursements	258,919.70	164,252.84	94,666.86	164,252.84	94,666.86	—	258,919.70

TOTAL ALL CASH DISBURSEMENTS	1,239,875.82	1,145,208.96	94,666.86	1,145,208.96	94,666.86	—	1,239,875.82

	—	—	—	—	—	—	—

Book Balance per bank rec.

62

In re:	Case No.	03-13209
Covington Credit of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	March-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,022,701.92
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$1,022,701.92

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA		Case #	03-13209	Case No.	03-13209
Monthly Court Report for	March-07
FED ID#	58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	Capital City 2931314501	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	46,439.65	10,940.09	21,589.68	13,909.88	—	—	46,439.65	—	—	46,439.65

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	1,349,564.66	45,964.03	92,910.58	$69,075.03	1,141,615.02		1,349,564.66	—	—	1,349,564.66
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	1,349,564.66	45,964.03	92,910.58	69,075.03	1,141,615.02	—	1,349,564.66	—	—	1,349,564.66

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(325,272.41)	(45,520.50)	(92,778.22)	(68,060.59)	(217,418.46)	98,505.36	(423,777.77)	98,505.36	—	(325,272.41)
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	1,024,292.25	443.53	132.36	1,014.44	924,196.56	98,505.36	925,786.89	98,505.36	—	1,024,292.25

Cash Disbursements - Loans
							—
Loan Proceeds Checks	683,222.73				683,222.73		683,222.73			683,222.73
Expenses related to Loans	34,334.80				34,334.80		34,334.80			34,334.80

Subtotal - Loans	717,557.53	—	—	—	717,557.53	—	717,557.53	—	—	717,557.53

	—						—
	—						—
Cash Disbursements - Other	—						—
Advertising	4,522.13				4,522.13		4,522.13			4,522.13
Bank Charges	—				—		—	—	—	—
Claims Funding*	7,155.75				7,155.75		7,155.75			7,155.75
Company Auto	2,682.98				2,682.98		2,682.98	—	—	2,682.98
Computer Costs	1,867.76				1,867.76		1,867.76	—	—	1,867.76
Dues And Subscriptions	—				—		—	—	—	—
Employee Reimbursements - collections exp	—				—		—	—	—	—
Equipment Rental	—				—		—	—	—	—
Fixed Assets	500.00				500.00		500.00	—	—	500.00
Forms & Printing	5,419.76				5,419.76		5,419.76	—	—	5,419.76
Insurance	5,436.45				5,436.45		5,436.45	—	—	5,436.45
Meals & Entertainment	752.62				752.62		752.62	—	—	752.62
Miscellaneous	497.32				497.32		497.32	—	—	497.32
Office Expense	404.61				404.61		404.61	—	—	404.61
Postage	5,347.91				5,347.91		5,347.91	—	—	5,347.91
Prepaid Expenses	—				—		—	—	—	—
Prepaid Software ABS	—				—		—	—	—	—
Professional Fees-Ordinary Course	—				—		—	—	—	—
Rent	24,103.23				24,103.23		24,103.23	—	—	24,103.23
Repairs & Maintenance	—						—	—	—	—
Roadgard	21,342.00				21,342.00		21,342.00	—	—	21,342.00
Seminars & Meetings	—				—		—	—	—	—
Taxes & Licenses	8,759.47				8,759.47		8,759.47	—	—	8,759.47
Telephone	8,525.42				8,525.42		8,525.42	—	—	8,525.42
Temporary Agency Staff	—				—		—	—	—	—
Travel	1,419.17				1,419.17		1,419.17	—	—	1,419.17
Utilities	7,141.71				7,141.71		7,141.71	—	—	7,141.71
Interest to Finova	—				—		—	—	—	—
Payroll Paid TTG	—				—		—	—	—	—
Payroll Paid SMC	98,505.36				—	98,505.36	—	98,505.36	—	98,505.36
Restructuring Officer	—				—		—	—	—	—
Insurance Renewal	—				—		—	—	—	—
Voyager Payment	85,715.39				85,715.39		85,715.39	—	—	85,715.39
Pre-Filing Prepays	—				—		—	—	—	—
Deposit to Lender	—				—		—	—	—	—
US Trustee	—				—		—	—	—	—
Bankruptcy Professionals	—				—		—	—	—	—
Other	15,045.35				15,045.35		15,045.35	—	—	15,045.35

Total Other Cash Disbursements	305,144.39	—	—	—	206,639.03	98,505.36	206,639.03	98,505.36	—	305,144.39

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,022,701.92	—	—	—	924,196.56	98,505.36	924,196.56	98,505.36	—	1,022,701.92

	48,029.98	11,383.62	21,722.04	14,924.32	—	—	48,029.98	—	—	48,029.98

Book Balance per bank rec.	48,029.98	11,383.62	21,722.04	14,924.32

In re:	Case No.	03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	March-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	984,816.13
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$984,816.13

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN		Case #	03-13206	Case No.	03-13206
Monthly Court Report for	March-07
FED ID#	62-1618281

	Consoli- dated Totals	Peoples 5003363	Arm- strong Bank 60025670	Arvest Bank 13637871	Arvest Bank 11462307	Arvest Bank 13637884	WACHOVIA DISBURS- EMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	AmSouth 50972871	AmSouth 50972898	First Tennessee 103193515	Operating	Payroll	Other	Total
Beginning Cash Position	144,641.59	7,159.73	5,022.11	4,157.97	3,693.28	6,326.41	—	—	—	6,508.08	111,774.01	144,641.59	—	—	144,641.59

	—											—	—	—	—
TICO Cash Collected	—											—	—	—	—
SM Cash Collected	1,123,104.60	49,517.45	34,056.89	34,810.14	20,429.58	33,071.15	243,243.37		0.00	51,057.36	656,918.66	1,123,104.60	—	—	1,123,104.60
TIG Cash Collected	—											—	—	—	—
TPF Cash Collected	—											—	—	—	—
TCL Cash Collected	—											—	—	—	—
Other Income Collected	—											—	—	—	—

SUBTOTAL	1,123,104.60	49,517.45	34,056.89	34,810.14	20,429.58	33,071.15	243,243.37	—	—	51,057.36	656,918.66	1,123,104.60	—	—	1,123,104.60

	—											—	—	—	—
	—											—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(116,363.95)	(49,414.13)	(32,511.26)	(32,082.79)	(19,027.00)	(29,900.29)	645,729.26	95,843.50	—	(48,547.67)	(646,453.57)	(212,207.45)	95,843.50	—	(116,363.95)
	—											—	—	—	—
	—											—	—	—	—
	—											—	—	—	—
	—											—	—	—	—

Total Cash Receipts and Transfers	1,006,740.65	103.32	1,545.63	2,727.35	1,402.58	3,170.86	888,972.63	95,843.50	—	2,509.69	10,465.09	910,897.15	95,843.50	—	1,006,740.65

												—
Cash Disbursements - Loans												—
												—
Loan Proceeds Checks	745,829.85						745,829.85					745,829.85			745,829.85
Expenses related to Loans	31,225.72						31,225.72					31,225.72			31,225.72

Subtotal - Loans	777,055.57	—	—	—	—	—	777,055.57	—	—	—	—	777,055.57	—	—	777,055.57

												—
												—
Cash Disbursements - Other												—
Advertising	5,003.05						5,003.05					5,003.05			5,003.05
Bank Charges	—						—					—	—	—	—
Claims Funding*	23,951.33						23,951.33					23,951.33			23,951.33
Company Auto	1,112.35						1,112.35					1,112.35	—	—	1,112.35
Computer Costs	2,213.50						2,213.50					2,213.50	—	—	2,213.50
Dues And Subscriptions	550.00						550.00					550.00	—	—	550.00
Employee Reimbursements - collections exp	—						—					—	—	—	—
Equipment Rental	—						—					—	—	—	—
Fixed Assets	5,823.73						5,823.73					5,823.73	—	—	5,823.73
Forms & Printing	4,800.21						4,800.21					4,800.21	—	—	4,800.21
Insurance	4,620.22						4,620.22					4,620.22	—	—	4,620.22
Meals & Entertainment	806.52						806.52					806.52	—	—	806.52
Miscellaneous	461.76						461.76					461.76	—	—	461.76
Office Expense	848.15						848.15					848.15	—	—	848.15
Postage	2,710.42						2,710.42					2,710.42	—	—	2,710.42
Prepaid Expenses	—						—					—	—	—	—
Prepaid Software ABS	—						—					—	—	—	—
Professional Fees-Ordinary Course	100.00						100.00					100.00	—	—	100.00
Rent	26,730.56						26,730.56					26,730.56	—	—	26,730.56
Repairs & Maintenance	2,048.59						2,048.59					2,048.59	—	—	2,048.59
Roadgard	—						—					—	—	—	—
Seminars & Meetings	—						—					—	—	—	—
Taxes & Licenses	234.00						234.00					234.00	—	—	234.00
Telephone	11,668.28						11,668.28					11,668.28	—	—	11,668.28
Temporary Agency Staff	—						—					—	—	—	—
Travel	1,713.90						1,713.90					1,713.90	—	—	1,713.90
Utilities	6,836.81						6,836.81					6,836.81	—	—	6,836.81
Interest to Finova	—						—					—	—	—	—
Payroll Paid TTG	—						—					—	—	—	—
Payroll Paid SMC	95,843.50						—	95,843.50				—	95,843.50	—	95,843.50
Restructuring Officer	—						—					—	—	—	—
Insurance Renewal	—						—					—	—	—	—
Voyager Payment	—						—					—	—	—	—
Pre-Filing Prepays	—						—					—	—	—	—
Deposit to Lender	—						—					—	—	—	—
US Trustee	—						—					—	—	—	—
Bankruptcy Professionals	—						—					—	—	—	—
Other	9,683.68						9,683.68					9,683.68	—	—	9,683.68

Total Other Cash Disbursements	207,760.56	—	—	—	—	—	111,917.06	95,843.50	—	—	—	111,917.06	95,843.50	—	207,760.56

												—

TOTAL ALL CASH DISBURSEMENTS	984,816.13	—	—	—	—	—	888,972.63	95,843.50	—	—	—	888,972.63	95,843.50	—	984,816.13

	166,566.11	7,263.05	6,567.74	6,885.32	5,095.86	9,497.27	—	—	—	9,017.77	122,239.10	166,566.11	—	—	166,566.11

Book Balance per bank rec.	166,566.11	7,263.05	6,567.74	6,885.32	5,095.86	9,497.27			—	9,017.77	122,239.10

In re:	Case No.	03-13205
Southern Management Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	March-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	427,925.63
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$427,925.63

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp		Case No.	03-13205	Case No.	03-13205
Monthly Court Report for	March-07
FED ID#	57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(117,667.07)	106,877.08	640,735.82	(859,302.92)	(5,977.05)	(117,667.07)	—	—	(117,667.07)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	(776,752.79)	—	(776,752.79)		—	(776,752.79)	—	—	(776,752.79)
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	—				—	—	—	—

SUBTOTAL	(776,752.79)	—	(776,752.79)	—	—	(776,752.79)	—	—	(776,752.79)

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	810,024.49	299.96	576,150.82	364,960.54	(131,386.83)	941,411.32	(131,386.83)	—	810,024.49
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	33,271.70	299.96	(200,601.97)	364,960.54	(131,386.83)	164,658.53	(131,386.83)	—	33,271.70

Cash Disbursements - Loans
Loan Proceeds Checks	—					—
Expenses related to Loans	7.31			7.31		7.31			7.31

Subtotal - Loans	7.31	—	—	7.31	—	7.31	—	—	7.31

Cash Disbursements - Other	—					—
Advertising	18,807.06			18,807.06		18,807.06			18,807.06
Bank Charges	13,068.00			13,068.00		13,068.00	—	—	13,068.00
Claims Funding*	10,241.33			10,241.33		10,241.33			10,241.33
Company Auto	3,059.59			3,059.59		3,059.59	—	—	3,059.59
Computer Costs	1,143.18			1,143.18		1,143.18	—	—	1,143.18
Dues And Subscriptions	—			—		—	—	—	—
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	3,666.04			3,666.04		3,666.04	—	—	3,666.04
Fixed Assets	7,399.12			7,399.12		7,399.12	—	—	7,399.12
Forms & Printing	2,221.32			2,221.32		2,221.32	—	—	2,221.32
Insurance	107,359.20			107,359.20		107,359.20	—	—	107,359.20
Meals & Entertainment	40,516.38			40,516.38		40,516.38	—	—	40,516.38
Miscellaneous	338.45			338.45		338.45	—	—	338.45
Office Expense	5,726.12			5,726.12		5,726.12	—	—	5,726.12
Postage	7,806.01			7,806.01		7,806.01	—	—	7,806.01
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	24,319.42			24,319.42		24,319.42	—	—	24,319.42
Professional Fees-Ordinary Course	8,919.70			8,919.70		8,919.70	—	—	8,919.70
Rent	14,267.39			14,267.39		14,267.39	—	—	14,267.39
Repairs & Maintenance	6,330.37			6,330.37		6,330.37	—	—	6,330.37
Roadgard	—			—		—	—	—	—
Seminars & Meetings	227.66			227.66		227.66	—	—	227.66
Taxes & Licenses	25.00			25.00		25.00	—	—	25.00
Telephone	6,908.18			6,908.18		6,908.18	—	—	6,908.18
Temporary Agency Staff	—			—		—	—	—	—
Travel	57,732.25			57,732.25		57,732.25	—	—	57,732.25
Utilities	—			—		—	—	—	—
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	74,864.85			—	74,864.85	—	74,864.85	—	74,864.85
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	—			—		—	—	—	—
Pre - Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	12,971.70			12,971.70		12,971.70	—	—	12,971.70

Total Other Cash Disbursements	427,918.32	—	—	353,053.47	74,864.85	353,053.47	74,864.85	—	427,918.32

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	427,925.63	—	—	353,060.78	74,864.85	353,060.78	74,864.85	—	427,925.63

	(512,321.00)	107,177.04	440,133.85	(847,403.16)	(212,228.73)	(306,069.32)	(206,251.68)	—	(512,321.00)

Book Balance per bank rec.	(512,321.00)	107,177.04	440,133.85	(847,403.16)	(212,228.73)
		—
			—	—

In re:	Case No.	03-13207
Southern Financial Management, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	March-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Dormant		Case #	03-13207	Case No.	03-13207
Monthly Court Report for	March-07
FED ID#	57-1013036

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—	—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—		—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs							—	—	—	—
Dues And Subscriptions							—	—	—	—
Employee Reimbursements - collections exp							—	—	—	—
Equipment Rental							—	—	—	—
Fixed Assets							—	—	—	—
Forms & Printing							—	—	—	—
Insurance							—	—	—	—
Meals & Entertainment							—	—	—	—
Miscellaneous							—	—	—	—
Office Expense							—	—	—	—
Postage							—	—	—	—
Prepaid Expenses							—	—	—	—
Prepaid Software ABS							—	—	—	—
Professional Fees-Ordinary Course							—	—	—	—
Rent							—	—	—	—
Repairs & Maintenance							—	—	—	—
Roadgard							—	—	—	—
Seminars & Meetings							—	—	—	—
Taxes & Licenses							—	—	—	—
Telephone							—	—	—	—
Temporary Agency Staff							—	—	—	—
Travel							—	—	—	—
Utilities							—	—	—	—
Interest to Finova							—	—	—	—
Payroll Paid TTG							—	—	—	—
Payroll Paid SMC							—	—	—	—
Restructuring Officer							—	—	—	—
Insurance Renewal							—	—	—	—
Voyager Payment							—	—	—	—
Pre-Filing Prepays							—	—	—	—
Deposit to Lender							—	—	—	—
US Trustee							—	—	—	—
Bankruptcy Professionals							—	—	—	—
							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	March-07

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)
Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs
Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management - Lousiana - InActive		Case #	03-13210	Case No.	03-13210
Monthly Court Report for	March-07
FED ID#	57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
	Reporting Period	March-07

SEE ATTACHED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues
Less: Returns and Allowances
Net Revenue	$0.00	$0.00
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory
Cost of Goods Sold	$0.00	$0.00
Gross Profit	$0.00	$0.00
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation	$0.00	$0.00
Net Proft(Loss) Before Other Income & Expenses	$0.00	$0.00
OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items	$0.00	$0.00
REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11(see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	$0.00	$0.00
Income Taxes
Net Profit (Loss)	$0.00	$0.00

*”Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 2

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	March-07

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date
Other Costs
Total Other Costs	$0.00	$0.00
Other Operations Expenses
Total Other Operational Costs	$0.00	$0.00
Other Income
Total Other Income	$0.00	$0.00
Other Expenses
Total Other Expenses	$0.00	$0.00
Other Reorganization Expenses
Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interst Earned on Accumulated Cash from Chapter 11: Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

MTD Income Statement

3/31/2007

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued TICO	Total Company
Net Interest Income
Interest Income	—	—	—	3,615,035	—	—	3,615,035	64.7%	—	3,615,035	64.7%
I/B Income	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Fee Income	—	—	—	606,986	—	—	606,986	10.9%	—	606,986	10.9%
Late Charges	—	—	—	338,319	—	—	338,319	6.1%	—	338,319	6.1%

Total Interest Income	—	—	—	4,560,340	—	—	4,560,340	81.7%	—	4,560,340	81.7%
Interest Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Interest Income	—	—	—	4,560,340	—	—	4,560,340	81.7%	—	4,560,340	81.7%
Provision for Loan Losses
P&L Recoveries	—	—	—	(67,962)	—	—	(67,962)	-1.2%	(663)	(68,625)	-1.2%
Reserves	—	—	—	(271,102)	—	—	(271,102)	-4.9%	—	(271,102)	-4.9%
Cash	—	—	—	918,308	—	—	918,308	16.4%	—	918,308	16.4%

Total Provision	—	—	—	579,244	—	—	579,244	10.4%	(663)	578,581	10.4%
Net Interest included Provision	—	—	—	3,981,095	—	—	3,981,095		663	3,981,758
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	455,024	—	—	455,024	8.1%	—	455,024	8.1%
Insurance Commissions	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Earned Insurance	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	—	27,545	—	—	27,545	0.5%	—	27,545	0.5%
Other Income	—	—	—	517,280	24,386	—	541,666	9.7%	—	541,666	9.7%

Total Direct Income	—	—	—	999,849	24,386	—	1,024,235	18.3%	—	1,024,235	18.3%
Total Revenue	—	—	—	5,560,188	24,386	—	5,584,574	100.0%	—	5,584,574	100.0%

Expenses
Personnel
Salaries & Wages	—	—	—	1,424,342	18,868	—	1,443,210	25.8%	—	1,443,210	25.8%
Commissions/Bonus	—	—	—	425,037	—	—	425,037	7.6%	—	425,037	7.6%
Benefits	—	—	—	214,498	765	—	215,263	3.9%	—	215,263	3.9%
Taxes	—	—	—	175,229	1,438	—	176,667	3.2%	—	176,667	3.2%
Other	—	—	—	8,873	—	—	8,873	0.2%	—	8,873	0.2%

Total Personnel	—	—	—	2,247,980	21,070	—	2,269,051	40.6%	—	2,269,051	40.6%
Building
Rent	—	—	—	206,592	825	—	207,417	3.7%	—	207,417	3.7%
Utilities	—	—	—	51,487	413	—	51,900	0.9%	—	51,900	0.9%
Depreciation	—	—	—	59,797	—	—	59,797	1.1%	—	59,797	1.1%
Other	—	—	—	14,098	—	—	14,098	0.3%	—	14,098	0.3%

Total Building	—	—	—	331,974	1,238	—	333,212	6.0%	—	333,212	6.0%
Telecommunications
Telephone	—	—	—	82,081	1,905	—	83,987	1.5%	—	83,987	1.5%
Computers	—	—	—	42,080	3,407	—	45,487	0.8%	—	45,487	0.8%
Office Expense	—	—	—	116,157	510	—	116,666	2.1%	—	116,666	2.1%
Other	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Total Telecommunications	—	—	—	240,318	5,822	—	246,140	4.4%	—	246,140	4.4%
Advertising	—	—	—	173,000	—	—	173,000	3.1%	—	173,000	3.1%
Reinsurance Claims Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Professional Fees	—	—	—	32,301	537,518	—	569,819	10.2%	230	570,049	10.2%
Collection Expense	—	—	—	5,776	—	—	5,776	0.1%	—	5,776	0.1%
Travel	—	—	—	168,176	—	—	168,176	3.0%	—	168,176	3.0%
Office Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Entertainment	—	—	—	638	—	—	638	0.0%	—	638	0.0%
Amortization	—	—	—	5,819	—	—	5,819	0.1%	—	5,819	0.1%
Taxes & Licenses	—	—	—	25,656	11,831	—	37,487	0.7%	280	37,767	0.7%
Other	—	—	—	40,663	120,363	—	161,027	2.9%	—	161,027	2.9%

Total Other Expense	—	—	—	72,776	132,194	—	204,970	3.7%	280	205,250	3.7%

Total Direct Expense	—	—	—	3,851,546	697,843	—	4,549,388	81.5%	(153)	4,549,235	81.5%
Allocated Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Net Income Before Taxes	—	—	—	1,708,643	(673,457)	—	1,035,186	18.5%	153	1,035,339	18.5%
Income Tax (34%)	—	—	—	664,662	—	—	664,662	11.9%	—	664,662	11.9%

Net Income	—	—	—	1,043,981	(673,457)	—	370,524	6.6%	153	370,677	6.6%

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru March 31, 2007

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	365,619	12,926	—	133,826,986	36	—	134,205,567	67.0%	10,166,085	144,371,652	71.2%
I/B Income	—	—	—	—	—	—	—	0.0%	3,675,403	3,675,403	1.8%
Fee Income	226,383	105,384	—	18,596,468	—	—	18,928,235	9.4%	51,566	18,979,801	9.4%
Late Charges	149,281	—	—	11,577,955	—	—	11,727,236	5.9%	1,064,348	12,791,584	6.3%

Total Interest Income	741,283	118,310	—	164,001,409	36	—	164,861,038	82.3%	14,957,402	179,818,440	88.6%
Interest Expense	113,794	52,912	0	6,815,753	6,945,084	—	13,927,543	7.0%	3,252,426	17,179,969	8.5%

Net Interest Income	627,489	65,398	(0)	157,185,656	(6,945,048)	—	150,933,496	75.4%	11,704,976	162,638,471	80.2%
Provision for Loan Losses
P&L Recoveries	(9,385)	(110)	—	(2,150,617)	(134,830)	—	(2,294,943)	-1.1%	(2,294,802)	(4,589,745)	-2.3%
Reserves	—	(20,000)	—	2,996,828	—	—	2,976,828	1.5%	(7,657,559)	(4,680,731)	-2.3%
Cash	557,239	64,134	4,612	39,879,428	7,396,688	—	47,902,101	23.9%	21,376,202	69,278,303	34.1%

Total Provision	547,854	44,024	4,612	40,725,639	7,261,857	—	48,583,986	24.3%	11,423,842	60,007,827	29.6%
Net Interest included Provision	79,635	21,375	(4,612)	116,460,017	(14,206,905)	—	102,349,510		281,134	102,630,644
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	19,873,781	—	—	19,873,781	9.9%	7,311,070	27,184,852	13.4%
Insurance Commissions	—	—	3,223,179	(1,037,744)	—	—	2,185,435	1.1%	69,787	2,255,222	1.1%
Earned Insurance	—	—	—	—	—	—	—	0.0%	387,835	387,835	0.2%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	896	1,246,880	—	—	1,247,776	0.6%	—	1,247,776	0.6%
Other Income	171,288	256,832	2,042,382	3,190,521	6,471,354	—	12,132,377	6.1%	(20,160,674)	(8,028,297)	-4.0%

Total Direct Income	171,288	256,832	5,266,457	23,273,439	6,471,354	—	35,439,369	17.7%	(12,391,983)	23,047,387	11.4%
Total Revenue	912,570	375,142	5,266,457	187,274,848	6,471,390	—	200,300,408	100.0%	2,565,420	202,865,827	100.0%

Expenses
Personnel
Salaries & Wages	86,164	172,532	1,557,993	54,595,072	2,935,241	—	59,347,001	29.6%	5,103,807	64,450,808	31.8%
Commissions/Bonus	—	58,213	366,715	10,292,639	302,445	—	11,020,011	5.5%	481,502	11,501,513	5.7%
Benefits	6,989	12,842	142,412	6,666,275	117,050	—	6,945,568	3.5%	451,031	7,396,599	3.6%
Taxes	6,914	15,553	159,820	5,810,521	211,881	—	6,204,689	3.1%	575,970	6,780,659	3.3%
Other	—	—	66,338	299,274	83,006	—	448,617	0.2%	126,684	575,302	0.3%

Total Personnel	100,067	259,140	2,293,278	77,663,780	3,649,621	—	83,965,886	41.9%	6,738,994	90,704,880	44.7%
Building
Rent	392	9,889	184,677	7,643,158	296,190	—	8,134,306	4.1%	880,504	9,014,809	4.4%
Utilities	—	216	40,071	1,758,213	53,231	—	1,851,731	0.9%	152,662	2,004,393	1.0%
Depreciation	40,494	2,445	84,488	2,621,591	421,566	—	3,170,585	1.6%	630,151	3,800,736	1.9%
Other	428	257	—	547,475	12,079	—	560,239	0.3%	107,514	667,753	0.3%

Total Building	41,314	12,806	309,236	12,570,438	783,066	—	13,716,860	6.8%	1,770,830	15,487,691	7.6%
Telecommunications
Telephone	6,010	6,411	89,222	3,477,354	190,200	—	3,769,198	1.9%	390,750	4,159,948	2.1%
Computers	27,156	3,315	80,347	1,609,949	360,256	—	2,081,022	1.0%	379,889	2,460,911	1.2%
Office Expense	866	415	16,583	601,828	25,309	—	645,002	0.3%	90,206	735,208	0.4%
Other	—	—	(551)	—	—	—	(551)	0.0%	700	149	0.0%

Total Telecommunications	34,032	10,141	185,601	5,689,131	575,766	—	6,494,671	3.2%	861,545	7,356,216	3.6%
Advertising	—	113	43,816	5,549,196	4,720	—	5,597,845	2.8%	163,736	5,761,580	2.8%
Reinsurance Claims Expense	—	—	—	1,267,957	—	—	1,267,957	0.6%	1,580,370	2,848,327	1.4%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	418,033	418,033	0.2%
Professional Fees	2,386	9,408	36,482	923,719	49,158,365	—	50,130,360	25.0%	100,846	50,231,207	24.8%
Collection Expense	1,860	51	—	87,754	—	—	89,665	0.0%	633,579	723,245	0.4%
Travel	—	6,620	24,540	3,843,986	128,493	—	4,003,641	2.0%	207,618	4,211,259	2.1%
Office Expense	23,071	3,158	52,550	4,386,073	272,825	—	4,737,676	2.4%	480,794	5,218,470	2.6%
Entertainment	—	68	—	118,153	35	—	118,256	0.1%	126	118,382	0.1%
Amortization	—	—	101,806	447,290	—	—	549,096	0.3%	12,568,082	13,117,178	6.5%
Taxes & Licenses	5,636	3,405	20,599	1,059,850	104,638	—	1,194,128	0.6%	203,014	1,397,141	0.7%
Other	1,326	29,298	567,361	2,950,489	188,786	—	3,737,261	1.9%	2,305,682	6,042,943	3.0%

Total Other Expense	30,033	35,930	742,315	8,961,854	566,285	—	10,336,417	5.2%	15,557,697	25,894,114	12.8%
Total Direct Expense	871,340	431,143	3,639,880	164,099,209	69,073,258	—	238,114,831	118.9%	42,709,517	280,824,348	138.4%
Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	0.0%	42,497	0	0.0%

Net Income Before Taxes	41,231	(56,002)	1,611,480	23,153,781	(62,522,416)	—	(37,771,926)	-18.9%	(40,186,594)	(77,958,521)	-38.4%
Income Tax (34%)	—	—	66,684	8,909,470	5,481,666	—	14,457,820	7.2%	(10,708,208)	3,749,612	1.8%

Net Income	41,231	(56,002)	1,544,796	14,244,311	(68,004,082)	—	(52,229,746)	-26.1%	(29,478,387)	(81,708,133)	-40.3%

Income Statement YTD

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	March-07

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End of Current Reporting Month	Book Value on Petition Date
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
Total Current Assets	$0.00	$0.00
Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
Total Property and Equipment	$0.00	$0.00
Other Assets
Loans to Insiders*
Other Assets (attach schedule)
Total Other Assets	$0.00	$0.00
TOTAL ASSETS	$0.00	$0.00

LIABILITIES AND OWNER EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor- 4)
Wages Payable
Notes Payable
Rent /Leases - Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)
Total Postpetition Liabilities	$0.00	$0.00
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt
Total Pre-petition Liabilities	$0.00	$0.00
TOTAL LIABILITIES	$0.00	$0.00
Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$0.00	$0.00
TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

*”Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 3

77

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	March-07

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Current Assets
Total Other Current Assets	$0.00	$0.00
Other Assets
Total Other Assets	$0.00	$0.00

LIABILITIES AND OWNER EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Total Other Postpetition Liabilities	$0.00	$0.00
Adjustments to Owner Equity
Total Adjustments to Owner Equity	$0.00	$0.00
Postpetition Contributions (Distributions) (Draws)
Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor - 3 (Con’t)

78

The Thaxton Group

Balance Sheet

10/17/2003

Assets	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	NONE BANKRUPTCY Reinsurance	Total Company
Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

The Thaxton Group

Balance Sheet

3/31/2007

Assets	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	Discontinued Operations TICO	Total Reinsurance	Disc. Ops	Total Company
Cash/Investments	—	—	—	1,524,446	22,069,720	—	23,594,166	(52)	—	(52)	23,594,114
Restricted Cash	—	—	—	—	—	—	—	—	—	—	—
Finance Receivables, GROSS	—	—	—	75,141,793	—	—	75,141,793	—	—	—	75,141,793
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	437,009	—	—	437,009	—	—	—	437,009
Unearned Interest	—	—	—	(13,539,535)	—	—	(13,539,535)	—	—	—	(13,539,535)
Loss Reserve	—	—	—	(8,588,502)	—	—	(8,588,502)	—	—	—	(8,588,502)
Unearned Insurance	—	—	—	(911,276)	—	—	(911,276)	(119,289)	—	(119,289)	(1,030,565)
Dealer Holdback	—	—	—	—	—	—	—	—	—	—	—
Premises and Equipment, GROSS	—	—	—	5,775,419	—	—	5,775,419	—	—	—	5,775,419
Accumulated Depreciation	—	—	—	(4,290,596)	—	—	(4,290,596)	—	—	—	(4,290,596)
Accounts Receivable	73,260	—	(102)	69,239	7,396	—	149,793	78,181	—	78,181	227,974
Repossessed Automobiles	—	—	—	—	—	—	—	38,215	—	38,215	38,215
Intercompany Balance	730,836	57,761	(3,410,817)	(32,853,941)	74,304,861	(6,248,675)	32,580,025	(45,877,751)	13,297,726	(32,580,025)	0
Goodwill	—	—	—	17,958,562	—	—	17,958,562	—	—	—	17,958,562
Other Intangible Assets	—	—	—	—	—	—	—	—	—	—	—
Accumulated Amortization	—	—	—	(89,546)	—	—	(89,546)	—	—	—	(89,546)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	—	—	—	—
DAC Commissions	—	—	—	—	—	—	—	—	—	—	—
Prepaid Assets	—	—	—	567,066	12,843	—	579,909	—	—	—	579,909
Other Assets	—	—	—	541,474	127,329	—	668,802	111	—	111	668,913

Total Assets	804,097	57,761	(3,410,919)	41,741,611	108,683,068	(18,409,595)	129,466,023	(45,880,585)	13,297,726	(32,582,859)	96,883,164
Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	8,526,838	—	8,528,348	32,347	—	32,347	8,560,694
Notes Payable	—	—	67,738	—	34,841,493	—	34,909,231	—	—	—	34,909,231
Subordinated Notes Payable	—	—	—	—	118,691,722	—	118,691,722	1,896,371	—	1,896,371	120,588,093
Accounts Payable	4,236	1,509	13,541	861,824	57,354	—	938,465	15,748	—	15,748	954,213
Employee Savings	—	—	—	—	1,060,395	—	1,060,395	—	—	—	1,060,395
Income Taxes Payable	—	—	—	1,165,485	195,400	—	1,360,885	—	—	—	1,360,885
Claims Reserves	—	—	—	—	—	—	—	—	—	—	—
Accrued Liabilities - Other	—	—	—	1,667,653	3,735,494	—	5,403,146	152,461	—	152,461	5,555,607
Other Liabilities	296,177	—	—	36,979	43,095	—	376,251	1,924	—	1,924	378,175

Total Liabilities	300,413	1,509	82,789	3,731,941	167,151,791	—	171,268,443	2,098,852	—	2,098,852	173,367,295
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(5,452,606)	68,674	5,417,206	58,674	—	—	—	58,674
Additional Paid in Capital	851,000	—	800,000	2,591,277	8,835,345	(4,232,377)	8,845,245	—	—	—	8,845,245
Dividends	—	—	—	—	(443,873)	1,100	(442,773)	—	—	—	(442,773)
Retained Earnings	(372,316)	56,252	(4,702,440)	38,324,329	(70,198,164)	(19,187,192)	(56,079,531)	(47,978,706)	13,297,726	(34,680,979)	(90,760,510)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	—	—	—	2,546,670	3,260,490	—	5,807,161	(732)	—	(732)	5,806,429

Total Stockholders’ Equity	503,684	56,252	(3,493,708)	38,009,670	(58,468,723)	(18,409,595)	(41,802,420)	(47,979,437)	13,297,726	(34,681,711)	(76,484,131)
Total Liabilities & Stockholders’ Equity	804,097	57,761	(3,410,919)	41,741,611	108,683,068	(18,409,595)	129,466,023	(45,880,585)	13,297,726	(32,582,859)	96,883,164

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
	Reporting Period	March 31, 2007

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Begining Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$152,218.75	$152,218.75	Bi-Weekly	EFT	0
FICA-Employee	0	$188,407.03	$188,407.03	Bi-Weekly	EFT	0
FICA-Employer	0	$188,407.03	$188,407.03	Bi-Weekly	EFT	0
Unemployment	0	$12,181.76	$12,181.76	Bi-Weekly	EFT	0
Income	0
Other:	0
Corp Taxes
Total Federal Taxes	$0.00	$541,214.58	$541,214.58	$0.00		$0.00
State and Local
Withholding	0	$4,339.41	$4,339.41	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$291.00	$291.00	Bi-Weekly		0
Real Property	0	$820.82	$820.82
Personal Property	0	353.21	$353.21
Other:	0	27,518.99	$27,518.99			0
Total State and Local Taxes	$0.00	$33,323.43	$33,323.43	$0.00		$0.00
TOTAL TAXES		$574,538.01	$574,538.01			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	0	0				0
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	0					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0
Total Postpetition Debts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

_____________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________________

*“Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 4

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP
Wachovia 2000014825402
Monthly Court Report for	March-07

	Consolidated Totals	TICO-HQ	CORPORATE
Beginning Cash Position	0.00	0.00	0.00

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	19,238.13	7,019.07	12,219.06
Outstanding Checks - Adjustment	0.00
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	19,238.13	7,019.07	12,219.06

Cash Disbursements
Advertising	0.00
Bank Charges	0.00	0.00	0.00
Claims Funding*	0.00	0.00	0.00
Company Auto	0.00	0.00	0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00	0.00	0.00
Equipment Rental	0.00	0.00	0.00
Fixed Assets	0.00	0.00	0.00
Forms & Printing	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00	0.00	0.00
Miscellaneous	0.00	0.00	0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00	0.00	0.00
Prepaid Software ABS	0.00	0.00	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00	0.00	0.00
Roadgard	0.00	0.00	0.00
Seminars & Meetings	0.00	0.00	0.00
Taxes & Licenses	0.00	0.00	0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	20,685.27	7,019.07	13,666.20
Employee Witholding of Insurance/etc	(1,447.14)		(1,447.14)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	19,238.13	7,019.07	12,219.06

	0.00	0.00	0.00

			0.00

PAYROLL - THE THAXTON GROUP

	Period Ending 3/2/2007	Period Ending 3/16/2007	Period Ending 3/20/2007	Total
Corporate
Salary expense	$4,173.85	$4,173.85	$4,173.85	$12,521.55
FICA/FUTA/SUTA	$318.55	$318.55	$318.55	$955.65
401(k) match	$63.00	$63.00	$63.00	$189.00
Overtime	$—	$—		$—
Bonus	$—	$—		$—

Total	$4,555.40	$4,555.40	$4,555.40	$13,666.20
Tico Premium
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—

Total	$—	$—	$—	$—
				$—
Commercial Lending
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Commissions	$—	$—		$—

Total	$—	$—	$—	$—
Thaxton Insurance Group
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Tico
Salary expense	$2,115.38	$2,115.38	$2,115.38	$6,346.14
FICA/FUTA/SUTA	$160.85	$160.85	$160.85	$482.55
401(k) match	$63.46	$63.46	$63.46	$190.38
Overtime	$—	$—		$—
Commissions	$—	$—	$—	$—
Bonus	$—	$—	$—	$—

Total	$2,339.69	$2,339.69	$2,339.69	$7,019.07
Period Total	$6,895.09	$6,895.09	$6,895.09	$20,685.27
401(k) payable	$(444.69)	$(444.69)	$(444.69)	$(1,334.07)
Payable to reimbursement	$—	$—		$—
Dental insurance	$—	$—		$—
Cancer insurance	$—	$—		$—
Life insurance	$(4.76)	$(4.76)	$(4.76)	$(14.28)
Contingent health liability	$(32.93)	$(32.93)	$(32.93)	$(98.79)
Tax/stale date adj	$—	$—		$—
Tax levy				$—
Advance		$—
Unidentified	$—
KERP	$—
Company car	$—	$—	$—

	$6,412.71	$6,412.71	$6,412.71	$19,238.13
	$(482.38)	$(482.38)	$(482.38)	$(1,447.14)
				$—
				$—
Net Checks		$—	$—	$—
Direct Deposits	$4,401.07	$4,401.06	$4,401.06	$13,203.19
Wage Garnishments	$—	$—		$—
Federal Tax	$745.65	$745.65	$745.65	$2,236.95
EE SS Tax	$388.51	$388.52	$388.53	$1,165.56
ER SS Tax	$388.52	$388.52	$388.52	$1,165.56
EE Med Tax	$90.86	$90.86	$90.87	$272.59
ER Med Tax	$90.86	$90.86	$90.86	$272.58
State/local Tax	$307.22	$307.22	$307.22	$921.66
Futa	$—	$—		$—
Suta	$—	$—		$—
Adjustments	$—	$—	$—	$—

GRAND TOTAL	$6,412.69	$6,412.69	$6,412.71	$19,238.09

				$—
reconciliation	$(0.02)	$(0.02)	$—	$(0.04)
Accrual	$482.36	$482.36	$482.38	$1,447.10

PAYROLL - TICO

	Period Ending 3/2/2007	Period Ending 3/16/2007	Period Ending 3/30/2007	Total
SC/VA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
AL
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
NC
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
GA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
OH
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
KY
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—
Total	$—	$—	$—	$—
TN
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Corp
Salary expense	$2,115.38	$2,115.38	$2,115.38	$6,346.14
FICA/FUTA/SUTA	$160.85	$160.85	$160.85	$482.55
401(k) match	$63.46	$63.46	$63.46	$190.38
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—	$—	$—

Total	$2,339.69	$2,339.69	$2,339.69	$7,019.07
Modern
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—

Total	$—	$—	$—	$—
Period Total	$2,339.69	$2,339.69	$2,339.69	$7,019.07
Total
Salary expense	$2,115.38	$2,115.38	$2,115.38
FICA/FUTA/SUTA	$160.85	$160.85	$160.85
401(k) match	$63.46	$63.46	$63.46
Overtime	$—	$—	$—
Commissions	$—	$—	$—
Bonus	$—	$—	$—

Total	$2,339.69	$2,339.69	$2,339.69

THE THAXTON GROUP		Wachovia #	2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL			2079900431038
Wachovia	March-07		540439122
Monthly Court Report for			2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennessee	CORPORATE HQ
Beginning Cash Position	(5,977.05)	—	—	—	—	—		(5,977.05)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	682,396.42	44,813.89	252,817.59	227,136.05	98,505.36	94,666.86	95,843.50	(131,386.83)
Outstanding Checks	—					—
	—

Total Cash Receipts and Transfers	682,396.42	44,813.89	252,817.59	227,136.05	98,505.36	94,666.86	95,843.50	(131,386.83)

Cash Disbursements - Loans
Gross Wages	2,477,093.58	134,910.02	705,358.55	587,649.86	287,144.72	273,285.67	262,637.95	226,106.81
Federal Tax	230,782.91	11,170.12	66,445.74	54,788.58	25,659.69	22,023.15	25,304.64	25,390.99
SS Tax	146,197.47	8,239.96	42,826.17	34,215.40	16,639.01	16,514.57	15,799.81	11,962.55
Med Tax	34,990.05	1,927.09	10,015.84	8,288.33	4,074.54	3,862.27	3,695.16	3,126.82
EIC	(183.92)	—	—	(183.92)	—	—	—	—
State Tax	62,512.21	3,870.00	69.95	24,412.29	11,746.98	10,238.07	837.36	11,337.56
Advance	—	—	—	—	—	—	—	—
Mileage	(248.78)	600.00	(205.00)	—	—	—	—	(643.78)
Miscellaneous	(39,609.79)	(1,926.34)	(12,415.16)	(10,282.70)	(6,302.49)	(4,899.24)	(3,783.86)	—
Shortage	—	—	—	—	—	—	—	—
STD	857.00	75.00	—	782.00	—	—	—	—
Medical	2,854.34	168.97	927.80	698.04	185.59	349.02	260.38	264.54
401K Loans	45,525.00	1,515.61	10,594.88	11,966.78	4,924.85	4,729.63	6,285.88	5,507.37
401K Deducts	8,475.38	120.75	4,260.04	1,695.21	966.36	174.99	129.81	1,128.22
AHL Dental	29,390.65	737.26	9,157.38	8,305.31	3,488.13	634.84	293.78	6,773.95
AHL Cancer	10,134.01	323.66	2,346.45	2,779.80	1,107.34	1,203.40	1,441.32	932.04
AHL Life	1,835.92	108.90	581.94	534.62	131.52	138.76	53.56	286.62
Flex Med	5,053.16	251.22	1,437.84	1,136.71	571.03	661.18	507.52	487.66
Dep Care	5,812.52	57.69	570.00	978.00	—	706.13	57.69	3,443.01
Stop Payment Fee	1,128.93	—	552.00	—	—	—	—	576.93
Garnishment fee	10.00	—	—	—	10.00	—	—	—
Garnishment	100.00	6.00	38.50	28.50	9.00	9.00	9.00	—
Bankrpc	1,035.84	—	218.94	241.06	406.74	—	169.10	—
Child support	627.50	432.50	—	—	195.00	—	—	—
Tax Levy	8,590.13	601.66	2,748.19	2,363.58	859.00	1,099.30	918.40	—
Fringe	777.88	—	—	364.18	41.34	—	—	372.36
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—
Wage Garnishments	11,031.35	—	—	—	—	—	—	—
Federal Tax	234,922.37	1,034.16	2,967.13	2,968.82	1,502.08	1,099.30	1,087.50	372.36
EE SS Tax	149,981.80	11,170.12	66,445.74	54,788.58	25,659.69	22,023.15	25,304.64	25,390.99
ER SS Tax	150,235.86	8,239.96	42,826.17	34,215.40	16,639.01	16,514.57	15,799.81	11,962.55
EE Med Tax	35,875.06	8,286.00	42,933.16	34,232.11	16,711.65	16,526.29	15,799.84	11,962.57
ER Med Tax	35,934.22	1,927.09	10,015.84	8,288.33	4,074.54	3,862.27	3,695.16	3,126.82
State Tax	64,762.25	1,937.85	10,040.82	8,292.15	4,091.47	3,865.05	3,695.12	3,126.75
Futa	10,777.55	3,870.00	69.95	24,412.29	11,746.98	10,238.07	837.36	11,337.56
Suta	37,960.47	628.24	3,329.75	2,396.91	1,328.21	1,301.84	1,194.23	291.00
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	888,648.10	44,813.89	252,817.59	227,136.05	98,505.36	94,666.86	95,843.50	74,864.85
Manual Checks	—

Total Other Cash Disbursements	888,648.10	44,813.89	252,817.59	227,136.05	98,505.36	94,666.86	95,843.50	74,864.85

TOTAL ALL CASH DISBURSEMENTS	888,648.10	44,813.89	252,817.59	227,136.05	98,505.36	94,666.86	95,843.50	74,864.85

	(212,228.73)	—	—	—	—	—	—	(212,228.73)

Book Balance per bank rec.	(212,228.73)		—		—	—		(212,228.73)
Ending Bank Balance per bank rec.

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 3/31/07

Aged Accounts Receivable

(Gross Balance as of 03/31/07)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$69,815,405	$69,815,405	$—	$—	$—
Potential (1-30)	$2,116,343	$2,116,343	$—	$—	$—
31-60 Days	$1,336,532	$1,336,532	$—	$—	$—
61-90 Days	$829,404	$829,404	$—	$—	$—
91 and Over	$1,175,244	$1,175,244	$—	$—	$—
Total Delinquency	$5,457,523	$5,457,523	$—	$—	$—
Total Gross Receivables	$75,272,928	$75,272,928	$—	$—	$—
Post Accounts Payable
(As of 3/31/07)
Southern Management	$—
Tico Credit	$—
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—
Total	$—

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
	Reporting Period	March-07

ACCOUNTS RECEIVABLE RECONCILATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$72,854,439
Plus Amounts billed during the period	$11,402,179
Sold Receivables during month
Less Amounts collected during the period	($8,983,690)
Total Accounts Receivable at the end of the reporting period	$75,272,928

Accounts Receivable Aging	Amount
0-30 days old	$71,931,748
31-60 days old	$1,336,532
61-90 days old	$829,404
91+ days old	$1,175,244
Total Accounts Receivable	$75,272,928
Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)	$75,272,928
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possessing account this period? If yes, provide an explanation below.	X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

2. First Day Order authorizing the temporary use of existing cash management system.

Form Mor – 5

THE THAXTON GROUP		CASES 03-13182 - 03-13213
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated		JOINTLY ADMINISTERED
Monthly Court Report for	Mar-07

HOLDING COMPANY

	Consolidated Totals	ELIMINATIONS	THAXTON GROUP,INC Corporate	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	TIC -Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Inter-company balance as of 12/31 per G/L Trial Balance	(0.00)	6,248,675.00	74,218,641.00	(3,410,817.00)	57,761.00	733,168.00	(32,767,476.03)	(45,877,997.00)
Cash Transfers between companies	0.00		(144,124.84)				143,369.28	755.56
Expenses paid by Corporate - expensed in subsidiaries (treated as	0.00		230,344.91				(229,834.87)	(510.04)
separate cost centers as opposed to separate companies	—
	—
Allocations of:	—
	—
Home Office allocation	—
Interest allocation	—		—				—
Payroll	—
Analysis charges	—
Audit & tax accrual	—		—
Transfer of assets	—
Sale of branches	—
Clear outstanding checks	—
Cherokee return premium	—

General Ledger as of 2/28/07	0.00	6,248,675.00	74,304,861.07	(3,410,817.00)	57,761.00	733,168.00	(32,853,941.62)	(45,877,751.48)

	0.00	6,248,675.00	74,304,861.07	(3,410,817.00)	57,761.00	733,168.00	(32,853,941.62)	(45,877,751.48)

Balance Sheet -March 31 , 2007	—	6,248,675.00	74,304,861.00	(3,410,817.00)	57,761.00	733,168.00	(32,853,941.00)	(45,877,719.00)